                                                                    Exhibit 3.20
                      CERTIFICATE OF OWNERSHIP AND MERGER

                  MERGING FEDERAL-MOGUL INTERAMERICANA, LTD.
                                 WITH AND INTO
                        FEDERAL-MOGUL IGNITION COMPANY


     Pursuant to Section 253 of the Delaware General Corporation Law (the "Code"), the undersigned, Federal-Mogul Ignition Company, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST:   That the Corporation was incorporated and duly organized pursuant to the Code and is validly existing as a Delaware corporation.

     SECOND: That the Corporation owns all of the issued and outstanding shares of common stock of Federal-Mogul Interamericana, Ltd., a Delaware corporation (the "Subsidiary"). The Subsidiary does not have any other class or series of capital stock outstanding.

     THIRD:   That the Corporation, by resolutions duly adopted by its Board of
Directors on the 20th day of November, 1998, determined, pursuant to Section 253 of the Code, to merge the Subsidiary with and into the Corporation and to assume all of the Subsidiary's obligations, and that a copy of said resolutions and the conditions set forth in such resolutions are in the form hereinafter set forth:

          WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to merge its wholly-owned subsidiary, Federal-Mogul Interamericana, Ltd., a Delaware corporation ("Interamericana"), with and into the Corporation, and to have Interamericana's's separate existence cease and terminate, and to conduct the business of Interamericana and assume all of the obligations of Interamericana (collectively with the other mergers stated herein, the "Mergers");

          NOW THEREFORE, BE IT RESOLVED, that the Mergers are authorized and approved in all respects, and the officers of the Corporation be, and each (acting alone) hereby is, authorized and empowered in the name of and on behalf of the Corporation to take or cause to be taken all such actions and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments and documents, as shall be in the judgment of any such officer, necessary, desirable or appropriate in order to effectuate the Mergers and to perform the obligations of the Corporation under the laws of the State of Delaware and any other state required for the Mergers and as a result of the Mergers, including, but not limited to, filing a Certificate of Ownership and Merger with the Delaware Secretary of State, and any and all documents necessary in jurisdictions of foreign qualification; and

          BE IT FURTHER RESOLVED, that any and all prior actions taken by the officers of the Corporation or an agent or employee of the Corporation under the direction of such officer in connection with the actions authorized in the above resolutions hereby are ratified, confirmed, authorized and approved in all respects.

     FOURTH: That the Subsidiary shall merge with and into the Corporation, whereupon the Subsidiary shall cease to exist and the Corporation shall be the surviving entity of such Merger, and the Corporation shall assume all of the obligations of the Subsidiary.

     FIFTH:   This Certificate of Ownership and Merger shall be effective as of
December 31, 1998.

     IN WITNESS WHEREOF, the undersigned authorized officer of Federal-Mogul Ignition Company has executed this Certificate of Ownership and Merger on behalf of the surviving corporation, this 20th day of November, 1998.


                                      FEDERAL-MOGUL IGNITION COMPANY



                                      By:  /s/ David A. Bozynski
                                          ----------------------------------
                                          Name:  David A. Bozynski
                                          Title: Vice President and Treasurer

                      CERTIFICATE OF OWNERSHIP AND MERGER

                      MERGING FEDERAL-MOGUL A & S COMPANY
                                 WITH AND INTO
                        FEDERAL-MOGUL IGNITION COMPANY


     Pursuant to Section 253 of the Delaware General Corporation Law (the "Code"), the undersigned, Federal-Mogul Ignition Company, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST: That the Corporation was incorporated and duly organized pursuant to the Code and is validly existing as a Delaware corporation.

     SECOND: That the Corporation owns all of the issued and outstanding shares of common stock of Federal-Mogul A & S Company, a Delaware corporation (the "Subsidiary"). The Subsidiary does not have any other class or series of capital stock outstanding.

     THIRD: That the Corporation, by resolutions duly adopted by its Board of Directors on the 20th day of November, 1998, determined, pursuant to Section 253 of the Code, to merge the Subsidiary with and into the Corporation and to assume all of the Subsidiary's obligations, and that a copy of said resolutions and the conditions set forth in such resolutions are in the form hereinafter set forth:

          WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to merge its wholly-owned subsidiary, Federal-Mogul A & S Company, a Delaware corporation ("A & S"), with and into the Corporation, and to have A & S' separate existence cease and terminate, and to conduct the business of A & S and assume all of the obligations of A & S (collectively with the other mergers stated herein, the "Mergers");

          NOW THEREFORE, BE IT RESOLVED, that the Mergers are authorized and approved in all respects, and the officers of the Corporation be, and each (acting alone) hereby is, authorized and empowered in the name of and on behalf of the Corporation to take or cause to be taken all such actions and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments and documents, as shall be in the judgment of any such officer, necessary, desirable or appropriate in order to effectuate the Mergers and to perform the obligations of the Corporation under the laws of the State of Delaware and any other state required for the Mergers and as a result of the Mergers, including, but not limited to, filing a Certificate of Ownership and Merger with the Delaware Secretary of State, and any and all documents necessary in jurisdictions of foreign qualification; and

          BE IT FURTHER RESOLVED, that any and all prior actions taken by the officers of the Corporation or an agent or employee of the Corporation under the direction of such officer in connection with the actions authorized in the above resolutions hereby are ratified, confirmed, authorized and approved in all respects.

     FOURTH: That the Subsidiary shall merge with and into the Corporation, whereupon the Subsidiary shall cease to exist and the Corporation shall be the surviving entity of such Merger, and the Corporation shall assume all of the obligations of the Subsidiary.

     FIFTH:   This Certificate of Ownership and Merger shall be effective as of
December 31, 1998.


     IN WITNESS WHEREOF, the undersigned authorized officer of Federal-Mogul Ignition Company has executed this Certificate of Ownership and Merger on behalf of the surviving corporation, this 20th day of November, 1998.

                                  FEDERAL-MOGUL IGNITION COMPANY



                                  By:  /s/ David A. Bozynski
                                      ---------------------------------------
                                      Name:  David A. Bozynski
                                      Title: Vice President and Treasurer

                      CERTIFICATE OF OWNERSHIP AND MERGER

                   MERGING FEDERAL-MOGUL CHESTERFIELD, INC.
                                 WITH AND INTO
                        FEDERAL-MOGUL IGNITION COMPANY


     Pursuant to Section 253 of the Delaware General Corporation Law (the "Code"), the undersigned, Federal-Mogul Ignition Company, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST:   That the Corporation was incorporated and duly organized pursuant to the Code and is validly existing as a Delaware corporation.

     SECOND: That the Corporation owns all of the issued and outstanding shares of common stock of Federal-Mogul Chesterfield, Inc., a Delaware corporation (the "Subsidiary"). The Subsidiary does not have any other class or series of capital stock outstanding.

     THIRD:   That the Corporation, by resolutions duly adopted by its Board of
Directors on the 20th day of November, 1998, determined, pursuant to Section 253 of the Code, to merge the Subsidiary with and into the Corporation and to assume all of the Subsidiary's obligations, and that a copy of said resolutions and the conditions set forth in such resolutions are in the form hereinafter set forth:

          WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to merge its wholly-owned subsidiary, Federal-Mogul Chesterfield, Inc., a Delaware corporation ("Chesterfield"), with and into the Corporation, and to have Chesterfield's separate existence cease and terminate, and to conduct the business of Chesterfield and assume all of the obligations of Chesterfield (collectively with the other mergers stated herein, the "Mergers");

          NOW THEREFORE, BE IT RESOLVED, that the Mergers are authorized and approved in all respects, and the officers of the Corporation be, and each (acting alone) hereby is, authorized and empowered in the name of and on behalf of the Corporation to take or cause to be taken all such actions and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments and documents, as shall be in the judgment of any such officer, necessary, desirable or appropriate in order to effectuate the Mergers and to perform the obligations of the Corporation under the laws of the State of Delaware and any other state required for the Mergers and as a result of the Mergers, including, but not limited to, filing a Certificate of Ownership and Merger with the Delaware Secretary of State, and any and all documents necessary in jurisdictions of foreign qualification; and

          BE IT FURTHER RESOLVED, that any and all prior actions taken by the officers of the Corporation or an agent or employee of the Corporation under the direction of such officer in connection with the actions authorized in the above resolutions hereby are ratified, confirmed, authorized and approved in all respects.

     FOURTH: That the Subsidiary shall merge with and into the Corporation, whereupon the Subsidiary shall cease to exist and the Corporation shall be the surviving entity of such Merger, and the Corporation shall assume all of the obligations of the Subsidiary.

     FIFTH:   This Certificate of Ownership and Merger shall be effective as of
December 31, 1998.


     IN WITNESS WHEREOF, the undersigned authorized officer of Federal-Mogul Ignition Company has executed this Certificate of Ownership and Merger on behalf of the surviving corporation, this 20th day of November, 1998.

                              FEDERAL-MOGUL IGNITION COMPANY



                              By: /s/ Thomas W. Ryan
                                  --------------------------------
                                  Name:  Thomas W. Ryan
                                  Title: Vice President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


Champion Spark Plug Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST:    That the Board of Directors of said Corporation, by the unanimous written consent of its members, filed with the minutes of the Board a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

     RESOLVED, that the Certificate of Incorporation of Champion Spark Plug Company be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

     "The name of the Corporation is: Federal-Mogul Ignition Company."

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by David M. Sherbin, its Assistant Secretary, this 29th day of October, 1998.

                                         /s/ David M. Sherbin
                                         -----------------------------
                                         By:    David M. Sherbin
                                         Title: Assistant Secretary

                                  CERTIFICATE
                                      OF
                             OWNERSHIP AND MERGER
                                      OF
                          LIVINGSTON INDUSTRIES, INC.
                                     INTO
                          CHAMPION SPARK PLUG COMPANY

Champion Spark Plug Company, a corporation organized and existing under the laws of the State of Delaware,

     DOES HEREBY CERTIFY AS FOLLOWS:

     FIRST:   That this Corporation was incorporated on December 5, 1938 pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That the outstanding shares of Livingston Industries, Inc. total 8,600, and that this Corporation owns all of the outstanding shares of Livingston Industries, Inc., a corporation incorporated on January 27, 1971, pursuant to the General Corporation Law of the State of California.

     THIRD:   That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members and filed with the minutes of the Board as of the 25th day of November, 1991, determined to merge into itself said Livingston Industries, Inc.:

          RESOLVED, that it is deemed advisable to merge Livingston Industries, Inc. into this Corporation upon the terms of the Merger Agreement attached hereto as Exhibit A; and

          FURTHER RESOLVED, that said Merger Agreement and the merger provided for therein be and they hereby are approved; and

          FURTHER RESOLVED, that the proper officers of this Corporation be and they hereby are authorized and directed to execute said Merger Agreement; and

          FURTHER RESOLVED, that the merger be effective as of the close of business on December 31, 1991; and

          FURTHER RESOLVED, that the proper officers of this Corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth (i) a copy of these resolutions to merge into this Corporation said Livingston Industries, Inc. and assume its liabilities and obligations, and (ii) the date of adoption hereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy to be recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Champion Spark Plug Company has caused this certificate to be signed by D. Bradley McWilliams, its Vice President, and attested by Karen E. Herbert, its Assistant Secretary, as of the 25th day of November, 1991.

                                           CHAMPION SPARK PLUG COMPANY
(Corporate Seal)

ATTEST
                                           By  /s/ D. Bradley McWilliams
                                             -----------------------------
                                             D. Bradley McWilliams
                                             Vice President

By  /s/ Karen E. Herbert
  -----------------------------
  Karen E. Herbert
  Assistant Secretary

                                                                       EXHIBIT A


                               MERGER AGREEMENT

MERGER AGREEMENT made as of the 25th day of November, 1991 by and between Champion Spark Plug Company, a corporation of the State of Delaware (hereinafter referred to as the "Surviving Corporation"), and Livingston Industries, Inc., a corporation of the State of California (hereinafter referred to as the "Merging Corporation").

     WHEREAS, the Surviving Corporation owns all of the outstanding stock of the Merging Corporation and the directors of the Surviving Corporation and the Merging Corporation believe that it will be in the best interests of each corporation that the Merging Corporation be merged into the Surviving Corporation;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Surviving Corporation and the Merging Corporation hereby agree as follows:

     1. The Merging Corporation shall merge into the Surviving Corporation, and upon the effective date of such merger, as hereinafter specified, the Merging Corporation shall cease to exist and shall no longer exercise its powers, privileges and franchises. The Surviving Corporation shall succeed to the property and assets of and exercise all the powers, privileges and franchises of the Merging Corporation and shall assume and be liable for all of the debts and liabilities, if any, of the Merging Corporation.

     2. The shares of stock of the Merging Corporation shall not be converted into shares of the Surviving Corporation, but shall be canceled and the authorized capital stock of the Surviving Corporation shall not be changed, but shall be and remain as before the merger.

     3. The state of incorporation of the Surviving Corporation shall be and remain the State of Delaware.

     4. The officers and directors of the Surviving Corporation shall be the same officers and directors in office immediately prior to the merger.

     5. The name of the Surviving Corporation, upon the effective date of the merger, shall be "Champion Spark Plug Company."

     6. All provisions of the existing certificate of incorporation of the Surviving Corporation as in effect immediately prior to the merger and on file with the Secretary of State of Delaware shall constitute the certificate of incorporation of the Surviving Corporation until the same shall be properly altered, amended or repealed.

     7. The bylaws of the Surviving Corporation as in effect immediately prior to the merger shall be and constitute the bylaws of the Surviving Corporation until the same shall be properly altered, amended or repealed.

     8. Each of the Merging Corporation and the Surviving Corporation shall take or cause to be taken, all action, or do or cause to be done, all things necessary, proper or advisable under the laws of the States of California and Delaware, to consummate and make effective the merger.

     9. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title and property or rights of the Merging Corporation, the proper officers and directors of the Merging Corporation shall execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Merger Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merging Corporation, or otherwise, to take any and all such action.

     10. This Merger Agreement has been duly authorized by the Board of Directors of the Surviving Corporation and the Merging Corporation in accordance with the laws of the States of California and Delaware and is signed and sealed by the duly authorized officers of each such corporation a party hereto as of the day and year first above written.

     11. No consent of the shareholders of either of the Merging Corporation or the Surviving Corporation is required under applicable law to authorize the merger.

     12. The merger shall be effective as of the close of business on December 31, 1991.


CHAMPION SPARK PLUG COMPANY                   LIVINGSTON INDUSTRIES, INC.


By /s/ D. Bradley McWilliams                  By /s/ E. Daniel Leightman
   --------------------------                   ---------------------------
   D. Bradley McWilliams                        E. Daniel Leightman
   Vice President                               Vice President


By /s/ Karen Herbert                          By /s/ Diane K. Schumacher
  ---------------------------                   ---------------------------
   Karen Herbert                                Diane K. Schumacher
   Assistant Secretary                          Secretary

                                  CERTIFICATE
                                      OF
                             OWNERSHIP AND MERGER
                                      OF
                             IOWA INDUSTRIES, INC.
                                     INTO
                          CHAMPION SPARK PLUG COMPANY

Champion Spark Plug Company, a corporation organized and existing under the laws of the State of Delaware,

     DOES HEREBY CERTIFY AS FOLLOWS:

     FIRST:   That this Corporation was incorporated on December 5, 1938 pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this Corporation owns all of the outstanding shares of Iowa Industries, Inc., a corporation incorporated on December 23, 1955 pursuant to the General Corporation Law of the State of Delaware.

     THIRD:   That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members and filed with the minutes of the Board as of the 31st of March, 1991, determined to merge and did merge into itself said Iowa Industries, Inc.:

          RESOLVED, That it is deemed advisable to merge Iowa Industries, Inc. into this Corporation upon the terms of the Merger Agreement attached hereto as Exhibit A; and

          FURTHER RESOLVED, That said Merger Agreement and the merger provided for therein be and they hereby are approved; and

          FURTHER RESOLVED, That the proper officers of this Corporation be and they hereby are authorized and directed to execute said Merger Agreement; and

          FURTHER RESOLVED, That the merger be effective as of March 31, 1991;
     and

          FURTHER RESOLVED, That the proper officers of this Corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth (i) a copy of these resolutions to merge into this Corporation said Iowa Industries, Inc. and assume its liabilities and obligations, and (ii) the date of adoption hereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy to be recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Champion Spark Plug Company has caused this certificate to be signed by D. Bradley McWilliams, its Vice President, and attested by Diane K. Schumacher, its Secretary, as of the 31st day of March, 1991.

                                        CHAMPION SPARK PLUG COMPANY
(Corporate Seal)

ATTEST
                                        By /s/ D. Bradley McWilliams
                                          --------------------------------
                                          D. Bradley McWilliams
                                          Vice President

By /s/ Diane K. Schumacher
  -------------------------------
  Diane K. Schumacher
  Secretary

                                                                       EXHIBIT A


                               MERGER AGREEMENT

MERGER AGREEMENT made as of the 31st day of March, 1991 by and between Champion Spark Plug Company, a corporation of the State of Delaware (hereinafter referred to as the "Surviving Corporation"), and Iowa Industries, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Merging Corporation").

     WHEREAS, the Surviving Corporation owns all of the outstanding stock of the Merging Corporation and the directors of the Surviving Corporation and the Merging Corporation believe that it will be in the best interests of each corporation that the Merging Corporation be merged into the Surviving Corporation;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the Surviving Corporation and the Merging Corporation hereby agree as follows:

     1. The Merging Corporation shall merge into the Surviving Corporation, and upon the effective date of such merger, as hereinafter specified, the Merging Corporation shall cease to exist and shall no longer exercise its powers, privileges and franchises. The Surviving Corporation shall succeed to the property and assets of and exercise all the powers, privileges and franchises of the Merging Corporation and shall assume and be liable for all of the debts and liabilities, if any, of the Merging Corporation.

     2. The shares of stock of the Merging Corporation shall not be converted into shares of the Surviving Corporation, but shall be canceled and the authorized capital stock of the Surviving Corporation shall not be changed, but shall be and remain as before the merger.

     3. The state of incorporation of the Surviving Corporation shall be and remain the State of Delaware.

     4. The officers and directors of the Surviving Corporation shall be the same officers and directors in office immediately prior to the merger.

     5. The name of the Surviving Corporation, upon the effective date of the merger, shall be "Champion Spark Plug Company."

     6. All provisions of the existing certificate of incorporation of the Surviving Corporation as in effect immediately prior to the merger and on file with the Secretary of State of Delaware shall constitute the certificate of incorporation of the Surviving Corporation until the same shall be properly altered, amended or repealed.

     7. The bylaws of the Surviving Corporation as in effect immediately prior to the merger shall be and constitute the bylaws of the Surviving Corporation until the same shall be properly altered, amended or repealed.

     8. Each of the Merging Corporation and the Surviving Corporation shall take or cause to be taken, all action, or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Delaware, to consummate and make effective the merger.

     9. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title and property or rights of the Merging Corporation, the proper officers and directors of the Merging Corporation shall execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Merger Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merging Corporation, or otherwise, to take any and all such action.

     10. This Merger Agreement has been duly authorized by the Board of Directors of the Surviving Corporation and the Merging Corporation in accordance with the laws of the State of Delaware and is signed and sealed by the duly authorized officers of each such corporation a party hereto as of the day and year first above written.

     11. No consent of the shareholders of either of the Merging Corporation or the Surviving Corporation is required under applicable law to authorize the merger.

     12.  The merger shall be effective as of March 31, 1991.


CHAMPION SPARK PLUG COMPANY                  IOWA INDUSTRIES, INC.


By /s/ D. Bradley McWilliams                 By /s/ E. Daniel Leightman
  ------------------------------               ----------------------------
  D. Bradley McWilliams                        E. Daniel Leightman
  Vice President                               Vice President

                             CERTIFICATE OF MERGER
                                      OF
                        SPARK PLUG ACQUISITION COMPANY
                                     INTO
                          CHAMPION SPARK PLUG COMPANY

     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

               NAME                               STATE OF INCORPORATION

     Spark Plug Acquisition Company                       Delaware
     Champion Spark Plug Company                          Delaware

     SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: The name of the surviving corporation of the merger is Champion Spark Plug Company.

     FOURTH: That from and after the effective date of the merger the Certificate of Incorporation shall be amended in full as follows:

     "1.  The name of the corporation is:

                          CHAMPION SPARK PLUG COMPANY

     2. The address of its registered office in the State of Delaware is Corporate Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act of activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is Two Thousand (2,000), of which stock One Thousand (1,000) shares of the par value of One Cent ($.01) each, amounting in the aggregate to Ten Dollars ($10.00) shall be Common stock and of which One Thousand (1,000) shares of the par value of One Cent ($.01) each, amounting in the aggregate to Ten Dollars ($10.00) shall be Preferred stock.

     5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

     6. The name and place of residence of each of the incorporators are as follows:

          L. E. Gray                Wilmington, Delaware
          L. H. Herman              Wilmington, Delaware
          Walter Lenz               Wilmington, Delaware

     7(a) Any person who was or is a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Section 7(a) shall not eliminate or limit the liability of a director for any act or omission occurring prior to the adoption of this Article 7.

     7(b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     7(c) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action or suit by or in the right of a corporation to procure a judgment in its favor by reason of the fact that he is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person in fairly and reasonably entitled to indemnity for such expenses to which the Delaware Court of Chancery or other court shall deem proper.

     7(d) Any indemnification under Section (b) and (c) of this Article 7 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he had met the applicable standard of conduct set forth in the Sections (b) and (c) of this
Article 7. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     7(e) The corporation shall pay in advance expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer (i) to cooperate reasonably with the corporation in the defense of such action, suit or proceeding and (ii) to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article 7.

     7(f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 7 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. The obligation of the corporation to indemnify and to advance expenses to any director, officer, employee or agent of the corporation pursuant to the provisions of this Article 7 shall irrevocably accrue as of the time of the acts of the director, officer, employee or agent which give rise to action, suit or proceeding for which indemnification is sought.

     7(g) The rights of indemnification provided by this Article 7 shall not be exclusive of any other rights to which any person may be entitled under any law, agreement, vote of disinterested directors or otherwise."

     FIFTH:   That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 900 Upton, Toledo, Ohio 43607.

     SIXTH:   That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

     SEVENTH: This Certificate of Merger shall be effective on July 24, 1989.

Dated:  July 24, 1989
      ------------------

                                        CHAMPION SPARK PLUG COMPANY


                                        By: /s/ C. Baker Cunningham
                                            ---------------------------
                                            C. Baker Cunningham
                                            President


ATTEST:


By: /s/ Diane K. Schumacher
   -----------------------------------
   Diane K. Schumacher, Secretary

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                                   SPM INC.

                                     INTO

                          CHAMPION SPARK PLUG COMPANY

                                  * * * * * *

     Champion Spark Plug Company, a corporation organized and existing under the laws of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST:   That this corporation was incorporated on the 5th day of
December, 1938, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this corporation owns all outstanding shares of capital stock of SPM Inc., a corporation incorporated on the 28th day of April, 1986, pursuant to the General Corporation Law of the State of Delaware.

     THIRD:   That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the Unanimous Written Consent of its members, dated as of August 12, 1988, and filed with the minutes of the Board, determined to merge into itself said SPM Inc.:

          RESOLVED, that this Corporation merger into itself SPM Inc., a Delaware corporation wholly-owned by this Corporation, and that in connection therewith this Corporation assume all of the liabilities and obligations of SPM Inc.

          FURTHER RESOLVED, such merger shall be effective at 12:00 A.M. on September 1, 1988.

          FURTHER RESOLVED, that the proper officers of this Corporation be, and they each hereby are, authorized and directed to make and execute a Certificate of

     Ownership and Merger setting forth a copy of the resolutions to merge S P M Inc. with and into this Corporation and to assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all such further acts and things, whether within or without the State of Delaware, which may be necessary appropriate or advisable to effect such merger.

     FIFTH: That the effective time of this Certificate of Ownership and Merger, and the time at which the merger herein provided shall become effective, shall be 12:00 A.M. on September 1, 1988.

     SIXTH: That anything herein or elsewhere to the contrary notwithstanding the merger herein provided may be amended or terminated and abandoned by the Board of Directors of this corporation at any time prior to the date of filing of this Certificate of Merger with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, Champion Spark Plug Company has caused this Certificate of Ownership and Merger to be signed by Thomas G. Kress, its Vice President, and attested by John A. Garwood, its Secretary, this 24th day of August, 1988.


                              CHAMPION SPARK PLUG COMPANY


                              By: /s/ Thomas G. Kress
                                 ----------------------------------
                                 Thomas G. Kress, Vice President


ATTEST:


/s/ John A. Garwood
---------------------------
John A. Garwood, Secretary

                  CERTIFICATE OF DESIGNATION, PREFERENCES AND
            RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                      of

                          CHAMPION SPARK PLUG COMPANY


            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

          Champion Spark Plug Company, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors by the Amended Certificate of Incorporation of the Corporation, the Board at a meeting duly called and held on December 11, 1987, at which a quorum was present and acting throughout, adopted the following resolution creating a series of 800,000 shares of Series A Junior Participating Preferred Stock:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended Certificate of Incorporation, a series of Preferred Stock of this Corporation, without par value, be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          Series A Junior Participating Preferred Stock:

          Section 1.  Designation and Amount.  The shares of such series
                      ----------------------
shall be designated as "Series A Junior Participating Preferred Stock" (hereinafter called "Series A Preferred Stock"), and the number of shares constituting such series shall be 800,000.

          Section 2.  Dividends and Distributions.
                      ---------------------------

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking senior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock with a par value of 30c per share (the "Common Stock") of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, cumulative quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share

(rounded to the nearest cent), equal to the greater of (a) $5.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after December 11, 1987 (the "Rights Declaration Date") declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) or the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in share of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date, and the next subsequent Quarterly Dividend Payment Date, a dividend of $5.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 50 days prior to the date fixed for the payment thereof.

          Section 3. Liquidated, Dissolution or Winding Up.  Upon any voluntary
                     -------------------------------------
or involuntary liquidation, dissolution or winding up of the Corporation, no distribution or payment shall be made (a) to the holders of Common Stock or any other shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to all accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such party stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 4. Consolidation, Merger, etc.  In case the Corporation shall
                     --------------------------
enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 5. No Redemption. The shares of Series A Preferred Stock shall
                     -------------
not be redeemable.

          Section 6.     Fractional Shares.  The Corporation may issue fractions
                         -----------------
and certificates representing fractions of a share of Series A Preferred Stock in integral multiples of one one-hundredths of a share of Series A Preferred Stock, or in lieu thereof, at the election of the Board of Directors of the Corporation at the time of the first issue of any shares of Series A Preferred Stock, evidence such fractions by depositary receipts, pursuant to an appropriate agreement between the Corporation and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences of Series A Preferred Stock. In the event that fractional shares of Series A Preferred Stock are issued, the holders thereof shall have all the rights provided herein for the holders of full shares of Series A Preferred Stock in the proportion which such fraction bears to a full share.

          Section 7.     Voting Rights.  The holders of shares of Series A
                         -------------
Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to six
(6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

                  (ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii)
of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred
                                       ---- -----
Stock.

               (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)
(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph
(C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

               (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 7) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-Laws irrespective of any increase made pursuant to the provisions of paragraph
(C)(ii) of this Section 7 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

          (D) Except as set forth herein, or as required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 8.     Certain Restrictions.
                         --------------------

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Sock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire share of any such junior stock in exchange for share of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 8 purchase or otherwise acquire such shares at such time and in such manner.

          Section 9.     Reacquired Shares.  Any shares of Series A Preferred
                         -----------------
Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          Section 10.    Ranking.  The Series A Preferred Stock shall rank
                         -------
junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 11.    Amendment.  The Certificate of Incorporation of the
                         ---------
Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

          IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Vice President and Chief Financial Officer and attested by its Secretary this 4th day of January, 1988.

                                           /s/ Thomas G. Kress
                                          -----------------------------------
                                          Thomas G. Kress
                                          Vice President and
                                          Chief Financial Officer
Attest:

/s/ John A. Garwood
-------------------
John A. Garwood
Secretary

                           CERTIFICATE OF AMENDMENT
                           ------------------------
                                      OF
                                      --
                         CERTIFICATE OF INCORPORATION
                         ----------------------------
                                      OF
                                      --
                          CHAMPION SPARK PLUG COMPANY
                          ---------------------------

          Pursuant to Section 242 of the General Corporation Law of the State of Delaware.

          Champion Spark Plug Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

          FIRST:    That the Board of Directors of the corporation at a meeting duly held adopted the resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation, as heretofore amended:

               RESOLVED, that in the judgment of this Board it is advisable that ARTICLE FOURTEENTH of the Certificate of Incorporation of this corporation be amended to read as follows:

                    FOURTEENTH:

                    (a)  Any person who was or is a director
               of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violating of law,
               (iii) under Section 174 of the Delaware
               General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Section
               (a) of Article Fourteenth shall not eliminate or limit the liability of a director any act or omission occurring prior to the adoption of this Article Fourteenth.

                    (b)  The corporation shall indemnify any
               person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                    (c)  The corporation shall indemnify any
               person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of a corporation to procure a judgment in its favor by reason of the fact that he is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of the another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses to which the Delaware Court of Chancery or other court shall deem proper.

                    (d)  Any indemnification under Sections
               (b) and (c) of this Article Fourteenth
               (unless ordered by a court) shall be made by the corporation only as authorized in specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections (b) and (c) of this Article
               Fourteenth. Such determination shall be made
               (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors or directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

                    (e)  The corporation shall pay in
               advance expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer (i) to cooperate reasonably with the corporation in the defense of such action, suit or proceeding and (ii) to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article
               Fourteenth.

                    (f)  The indemnification and advancement
               of expenses provided by, or granted pursuant to, this

               Article Fourteenth shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.
               The obligation of the corporation to
               indemnify and to advance expenses to any director, officer, employee or agent of the corporation pursuant to the provisions of this Article Fourteenth shall irrevocably accrue as of the time of the acts of the director, officer, employee or agent which give rise to action, suit or proceeding for which indemnification is sought.

                    (g)  The rights of indemnification
               provided by this Article Fourteenth shall not be exclusive of any other rights to which any person may be entitled under any law, agreement, vote of disinterested directors or otherwise.

          SECOND:   That the amendment hereinbefore set forth in this
Certificate was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          THIRD:    That the capital of the corporation will not be reduced
under or by reason of the amendment hereinbefore set forth in this Certificate.

          IN WITNESS WHEREOF, Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and its Secretary this 23rd day of June, 1987.

                                            CHAMPION SPARK PLUG COMPANY


                                            By /s/ O. Lee Henry
                                              --------------------------
                                              O. Lee Henry, President


                                            ATTEST:

                                            SEAL

                                            /s/ J.A. Garwood
                                            ----------------------------
                                            J. A. Garwood, Secretary

STATE OF OHIO        )
                     )  ss:
COUNTY OF LUCAS      )

          Be it remembered that on this 23rd day of June, 1987 personally came before me Dorothy Schimmel, a Notary Public in and for the county and state aforesaid, O. Lee Henry and J. A. Garwood, President and Secretary of a corporation in the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such and they, the said O. Lee Henry and J. A. Garwood as such President and Secretary duly executed the said Certificate before me and acknowledged the said Certificate to be their act and deed and act and deed of said corporation and the facts stated therein are true; that the signatures of said President and Secretary of the said corporation to said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation, respectfully, and that the seal affixed to said Certificate is the common or corporation seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of the office the day and year aforesaid.

                                             /s/ Dorothy Schimmel
                                             --------------------------------
                                             Notary Public

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          CHAMPION SPARK PLUG COMPANY

          Pursuant to Section 242 of the General Corporation Law of the State of Delaware.

          Champion Spark Plug Company (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

          FIRST:    That the Board of Directors of the corporation at a meeting duly held adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation, as heretofore amended:

               RESOLVED, that in the judgment of this Board it is advisable that ARTICLE FOURTH of the Certificate of Incorporation of this corporation be amended to read as follows:

                    FOURTH. The total number of shares of
                    ------
               all classes of stock that the Company shall have authority to issue is eighty-five million (85,000,000) shares which are divided into two classes as follows:

                    Five million (5,000,000) shares of
               preferred stock without par value.

                    Eighty million (80,000,000) shares of
               Common Stock with a par value of 30c per share.

                    The Board of Directors is authorized to
               issue the shares of the preferred stock in one or more series at such time or times as the Board of Directors by resolution may determine. The Board of

               Directors is further authorized to issue such preferred shares with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be provided in the resolution of the Board of Directors providing for the issuance of such preferred stock.

               RESOLVED, that in the judgment of this Board it is advisable that the Certificate of Incorporation of this corporation be amended to include an ARTICLE FIFTEENTH to read as follows:

                    FIFTEENTH. In addition to the
                    ---------
               requirements of applicable state law, and other provisions of these Articles:

                    (a)  The affirmative vote of the holders
               of at least two-thirds of the voting power of the outstanding shares of voting Common Stock not Beneficially Owned by Controlling Persons shall be required for the approval of a Business Combination unless:

                    (1)  The Business Combination will
               result in an involuntary sale, redemption, cancellation or other termination of ownership of all shares of voting Common
               Stock of this Corporation owned by
               stockholders who do not vote in favor of the Business Combination and the cash or fair value of other readily marketable consideration to be received by such stockholders for such shares shall at least be equal to the Minimum Price Per Share, and a proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall be mailed to the stockholders of this Corporation for the purpose of soliciting stockholder approval of the
               Business Combination; or

                    (2)  The Board of Directors of this
               Corporation shall by resolution adopted at a meeting of the Board of Directors by the affirmative vote of at least two-thirds of the Continuing Directors then in office have approved the Business Combination as being in the best interest of the Corporation.

               (b)  Solely for the purpose of this Article,
          the following definitions shall apply:

                    (1) "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under control with another Person.

                    (2) "Associate" shall mean: (i) any corporation or organization of which a Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of five percent (5%) or more of any class of equity securities, (ii) any trust or other estate in which a Person serves as trustee or in a similar fiduciary capacity; or (iii) the immediate family of a Person, including, without limitation, a spouse, parents, children (even if of legal age and living independently), siblings, fathers and mothers-in-law, sons, and daughters-in-law, and brothers and sisters-in-law.

                    (3) "Beneficial Ownership" shall include without limitation: (i) all shares directly or indirectly owned by a Person, by an Affiliate of such Person or by an Associate of such Person or such Affiliate; (ii) all shares which such Person, Affiliate or Associate has the right to acquire (a) through the exercise of any option, warrant or right (whether or not currently exercisable), (b) through the conversion of a security,
               (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; and (iii) all shares as to which such Person, Affiliate or Associate directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including without limitation any written or unwritten agreements to act in concert but specifically excluding any participation agreement, arrangement, understanding or relationship between or among any two or more commercial banks made or established in connection with and furtherance of a bona fide lending arrangement with this Corporation and/or one or more subsidiaries) has or shares voting power (which includes the power to vote or to direct the voting of such shares) or investment power (which includes the power to dispose or to direct the disposition of such shares) or both.

                    (4) "Business Combination" shall mean: (i) any merger of this Corporation with or into a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate; (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of this Corporation, including without limitation any voting securities of a Subsidiary, or of a Subsidiary, to or with a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate; (iii) any merger into this Corporation, or into a Subsidiary, of a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate; (iv) any sale, lease, exchange, transfer or other disposition to this Corporation or a Subsidiary of all or any part of the assets of a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate but not including any disposition of assets which, if included with any other dispositions consummated during such fiscal year of this Corporation by the same Controlling Person, Affiliates thereof, and Associates of such Controlling Person or Affiliates, would not result in dispositions during such year by all such Persons of assets having an aggregate fair market value (determined at the time of disposition of respective assets) in excess of one percent (1%) of the total consolidated assets of this Corporation as shown on its certified balance sheet as of the end of the fiscal year proceeding the proposed disposition, provided, however, that in no event shall any disposition of assets be excepted from stockholder approval by reason of the preceding exclusion if such disposition, when included with all of the dispositions consummated during the same, and immediately preceding two fiscal years of this Corporation by the same Controlling Person, Affiliates thereof and Associates of such Controlling Person or Affiliates, would result in dispositions by all such Persons of assets having an aggregate fair market value (determined at the time of disposition of the respective assets) in excess of two percent (2%) of the total consolidated assets of this Corporation as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition; (v) any reclassification of voting Common Stock of this Corporation, or any recapitalization involving voting Common Stock of this Corporation, consummated within three years after a Controlling Person becomes a Controlling Person; and (vi) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination, but, notwithstanding anything to the contrary herein, Business Combination shall not include dissolution of this Corporation, or any Section 253 Merger, or any transaction involving a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate which is to be consummated or become effective after such Controlling Person has been a Controlling Person for at least three years.

                    (5) "Control" shall mean the possession, directly or indirectly, and the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                    (6) "Controlling Person" shall mean any Person who Beneficially Owns a number of voting shares of this Corporation, whether or not such number includes shares not then issued, which exceeds a number equal to fifteen percent (15%) of the voting power of the shares of this Corporation entitled to vote, but in no event at any time include any Person who, on December 31, 1983, Beneficially Owned a number of voting shares of this Corporation which on such date exceeded fifteen percent (15%) of the voting power of the share of this Corporation on such date.

                    (7) "Minimum Price Per Share" shall mean the greater of (i) the highest gross per share price paid or agreed to be paid to acquire any shares of voting Common Stock of this Corporation Beneficially Owned by a Controlling Person, provided such payment or agreement to make payment of those made within three years immediately prior to the record date set to determine the stockholders entitled to vote on the Business Combination in question, or, in the case of a Section 253 Merger, three years immediately prior to the effective date of such
               Section 253 Merger, or (ii) the highest per share asked public market price (in the event the shares are not listed on a national securities exchange) or the highest per share closing public market price (in the event the shares are listed on a national securities exchange) for such shares during such three-year period. The calculation of the Minimum Price Per Share shall require appropriate adjustment for changes, including, without limitation, stock splits, stock dividends, reverse stock splits and stock distributions.

                    (8) "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a business trust, an unincorporated organization or any other entity or group.

                    (9) "Section 253 Merger" shall mean any merger of this Corporation into another corporation pursuant to Delaware Corporation Law, Section 253, as amended from time to time, or any successor or replacement statute (collectively Section 253), but only if Section 253 does not give voting rights to the stockholders of this Corporation with respect to the merger. If voting rights are required by Section 253, or in connection therewith, a merger under such section shall not be a Section 253 Merger for purposes of this Article FIFTEENTH.

                    (10) "Securities Exchange Act of 1934" shall mean the
               Securities Exchange Act of 1934, as amended from time to time as well as any successor or replacement statute.

                    (11) "Subsidiary" shall mean any Corporation twenty percent
               (20%) or more of whose outstanding securities representing the right to vote for the election of directors is Beneficially Owned by this Corporation and/or one or more Subsidiaries.

                    (12) "Substantial Part" shall mean more than ten percent
               (10%) of the total assets of the Corporation in question, as shown on its certified balance sheet as of the end of the most recent fiscal year and prior to the time that a determination is being made.

                    (13) "Continuing Director" shall mean Director who was a
               member of the Board of Directors of the Corporation immediately prior to the time that the Controlling Person involved in a Business Combination became a Controlling Person.

               (c) A "Controlling Person" shall be subject to all fiduciary and other standards of conduct and obligations imposed by applicable state law and shall not be considered to have satisfied such standards of conduct and obligations unless such Controlling Person shall, in the event of a Section 253 Merger which occurs before the Controlling Person has been a Controlling Person for three years, pay or cause to be paid for each share of voting Common Stock of this Corporation, as to which share ownership is being sold, redeemed, canceled or otherwise terminated in a Section 253 Merger, cash or readily marketable consideration having a fair value at least equal to the Minimum Price Per Share.

               The vote required for approval of any amendment to, or repeal of, any portion of this Article FIFTEENTH shall be the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of voting Common Stock not Beneficially Owned by the Controlling Persons.

          SECOND:   That the amendment hereinbefore set forth in this
Certificate was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          THIRD:    That the capital of the corporation will not be reduced
under or by reason of the amendment hereinbefore set forth in this Certificate.

          IN WITNESS WHEREOF, Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and the this Certificate to be signed by its president and its secretary this 27th day of April, 1984.


                                    CHAMPION SPARK PLUG COMPANY


                                    By /s/ R.A. Stranahan, Jr.
                                      ------------------------------
                                      R.A. Stranahan, Jr., President
                                      and Chairman of the Board

SEAL



Attest:


/s/ J.A. Garwood
-----------------------
J.A. Garwood, Secretary

STATE OF OHIO    )
                 )  ss:
COUNTY OF LUCAS  )

          Be it remembered that on this 27th day of April, 1984 personally came before me Dorothy Schimmel, a Notary Public in and for the county and state aforesaid, R. A. Stranahan, Jr., and J.A. Garwood, Chairman of the Board and President and Secretary of a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such and they, the said R. A. Stranahan, Jr., and J. A. Garwood as such Chairman of the Board and President and Secretary, duly executed the said Certificate before me and acknowledged the said Certificate to be their act and deed and the act and deed of said corporation and the facts stated therein are true; that the signatures of the said Chairman of the Board and President and Secretary of the said corporation to said foregoing Certificate are in the handwriting of the said Chairman of the Board and President and Secretary of said corporation respectfully, and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                         /s/ Dorothy Schimmel
                                         ---------------------
                                         Notary Public

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                         MORENCI RUBBER PRODUCTS, INC.
                                     INTO
                          CHAMPION SPARK PLUG COMPANY

                                * * * * * * * *

          Champion Spark Plug Company, a corporation organized and existing under the laws of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That this corporation was incorporated on the 12th day of September, 1916, pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That this corporation owns all of the outstanding shares of the stock of Morenci Rubber Products, Inc., a corporation incorporated on the 23d day of April, 1945, pursuant to the Business Corporation Act of the State of Michigan.

          THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 27th day of April, 1983, determined to and did merge into itself said Morenci Rubber Products,
Inc.:

          RESOLVED, that Champion Spark Plug Company merge, and it hereby does merge into itself said Morenci Rubber Products, Inc., and assumes all of its obligations; and

          FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware.

          FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Morenci Rubber Products, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

          IN WITNESS WHEREOF, said Champion Spark Plug Company has caused this certificate to be signed by Robert A. Stranahan, Jr., its President, and attested by Richard H. Crook, Jr., its Secretary, this 27th day of April, 1983.

                              CHAMPION SPARK PLUG COMPANY


                              By /s/ Robert A. Stranahan, Jr.
                                 ----------------------------
                                         President

ATTEST:

By /s/ Richard H. Crook, Jr.
   --------------------------
          Secretary

STATE OF OHIO       )
                    )  ss.
COUNTY OF LUCAS     )


          Be it remembered that on this 27th day of April, 1983, personally came before me, a Notary Public in and for the county and state aforesaid, Robert A. Stranahan, Jr., President of Champion Spark Plug Company a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he as such President, duly executed the said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; that the signature of the President of said corporation to the foregoing certificate is in the handwriting of the said President of said corporation, and the seal affixed to said certificate, and attested by the Secretary of said corporation, is the corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                         Notary Public

                              JOHN A. GARWOOD, Attorney at Law
                              NOTARY PUBLIC -- STATE of OHIO
                              My Commission Has No Expiration Date.
                                            Section 14703 R.C.

                           CERTIFICATE OF AMENDMENT
                                      of
                         CERTIFICATE OF INCORPORATION
                                      of
                          CHAMPION SPARK PLUG COMPANY

              Pursuant to Section 242 of the General Corporation
                         Law of the State of Delaware

                               ________________

          CHAMPION SPARK PLUG COMPANY (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the corporation at a meeting duly held adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation, as heretofore amended:

               RESOLVED, that in the judgment of this Board it is advisable that Article FOURTH of the Certificate of Incorporation of this corporation be amended to read as follows:

               "FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is forty million (40,000,000) shares of common stock with a par value of 30c per share.

               The aggregate number of shares of common stock with a par value of 83 1/3c per share issued and outstanding on the effective date of this amendment shall be reclassified and changed into three times such number of shares of common stock with a par value of 30c per share so that each such outstanding share of common stock with a par value of 83 1/3c per share shall, on such date, be changed into and become three (3) shares of common stock with a par value of 30c per share."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of stockholders of the corporation was duly called and held upon notice in accordance with

Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
          FOURTH: That the capital of the corporation will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and its Secretary, this 23rd day of April, 1973.

                              CHAMPION SPARK PLUG COMPANY

          (SEAL)              By  /s/ Robert A. Stranahan, Jr.
                                  -------------------------------
                                  R.A. Stranahan, Jr., President

Attest:

       R.H. Crook, Jr.
       --------------------------
       R.H. Crook, Jr. Secretary

                              AGREEMENT OF MERGER

          This Agreement of Merger (hereinafter called the "Agreement") made this 15th day of August, 1969, between Champion Spark Plug Company, a Delaware corporation (hereinafter called "Champion" or the "Surviving Corporation") and The DeVilbiss Company, an Ohio corporation (hereinafter called "DeVilbiss"). Said corporation shall also collectively be referred to herein as the "Constituent Corporations".

                                  WITNESSETH:

          WHEREAS, Champion is authorized to have outstanding 20,000,000 shares of common stock, 83 1/3c par value, of which 12,235,744 shares are issued and outstanding and 93,976 shares are reserved for issuance pursuant to Champion's 1961 Key Employee Stock Option Plan, as amended;

          WHEREAS, DeVilbiss is authorized to have outstanding 4,000,000 common shares with a par value of $10 per share, of which 1,540,925 are now issued and outstanding and 6,075 are held in the treasury;

          WHEREAS, the Board of Directors of Champion and DeVilbiss, respectively, have approved this agreement and deem it advisable that DeVilbiss be merged into Champion in accordance with the statutes of the States of Delaware and Ohio upon the terms and subject to the conditions set forth in this agreement.

          NOW THEREFORE, Champion and DeVilbiss hereby agree as follows:

SECTION 1.     THE MERGER

          1.1  Surviving Corporation.  Upon the Effective Date (as defined in
               ---------------------
Section 5.1), DeVilbiss shall be merged into Champion which shall be the surviving corporation of the merger and the separate existence of DeVilbiss shall cease. The Surviving Corporation shall continue to be governed by the laws of the State of Delaware and shall have its principal office in the State of Delaware at 100 West Tenth Street, City of Wilmington, New Castle County. The name of its registered agent at such address is The Corporation Trust Company.

          1.2  Purposes of the Surviving Corporation.  The nature of the
               -------------------------------------
business, or objects or purposes to be transacted, promoted or carried on are as follows:

               (1) To manufacture, design, develop, buy or otherwise acquire, sell and deal in spark plugs, electrical ignition devices, and any and all kinds of electrical equipment, machinery, parts and appliances for motor vehicles, motors and engines and articles and supplies used or useful in connection with any of the foregoing.

               (2) To manufacture, design, develop, buy or otherwise acquire, sell, transfer, exchange or otherwise dispose of, and to invest, trade and deal in or with goods, wares and merchandise and personal property of every kind and description.

               (3) To purchase, hold, own, sell, exchange, transfer, pledge, or otherwise trade or deal in or dispose of stocks, bonds, mortgages, debentures, evidences of indebtedness and securities of every kind and description of any corporation, trust, business organization, government or subdivision thereof, domestic or foreign, and to exercise in respect thereto all rights and privileges of individual ownership, including the right to receive the income therefrom and to vote thereon and to guarantee the same or become surety in respect thereto.

               (4) To undertake and carry out the financing, financial adjustment, reorganization, consolidation, merger and liquidation of any corporation or of any undertaking, business, affairs or interests and to transact any business necessary or convenient relating or incident thereto.

               (5) To enter into, assist, promote, conduct, perform or participate in, every kind of commercial, mercantile or industrial enterprise, business, or work, contract, undertaking, venture or operation.

               (6) To purchase or otherwise acquire, take over, hold, sell, liquidate, or otherwise dispose of, the real estate, plants, equipment, inventory, merchandise, materials and other assets, shares, good will, rights, franchises, patents, trade-marks and trade names and other properties of domestic or foreign corporations, firms, associations, syndicates, individuals, and others; to continue, alter, extend, or develop their business, assume their liabilities, guarantee or become surety for the performance of their obligations; reorganize their capital, and participate in any way in their affairs; to take over as a going concern and continue, in its own name, any business so acquired and to pay for any such business or properties in cash, stocks, bonds, debentures, securities, or obligations of this corporation, or otherwise.

               (7) To apply for, obtain, register, purchase, lease or otherwise acquire, and to hold, own, use, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect of, or otherwise dispose of, any patents and inventions, improvements and processes used in connection with or secured under Letters Patent of the United States or any dependency, colony, or insular possession of the United States, or of any foreign government, trade-marks and trade names, and to acquire, use, exercise, or otherwise turn to gain, licenses in respect of any such patents, inventions, processes and the like, or any such property rights.

               (8) To purchase, hold, re-issue, sell, exchange or otherwise deal in its own securities, including shares of its capital stock of any class, as and to the extent now or from time to time permitted by the laws of the State of Delaware.

               (9) To carry on any or all of its operations and business and to promote its objects within the State of Delaware or elsewhere, without restrictions as to place or amount.

          The purposes specified in any clause or paragraph contained herein shall be deemed to be independent purposes, and shall not be limited or restricted by reference to or inference from the terms of any other clause or paragraph contained herein.

          1.3  Authorized Shares.  The total number of shares of stock which the
               -----------------
Surviving Corporation shall have authority to issue is twenty million (20,000,000) shares of common stock with a par value of 83 1/3c per share.

          1.4  Certificate of Incorporation.  The Certificate of Incorporation
               ----------------------------
of Champion as the same is in effect immediately prior to the Effective Date shall constitute the Certificate of Incorporation of the Surviving Corporation until it shall thereafter be duly amended.

          1.5  By-Laws.  The By-Laws of Champion as the same are in effect
               -------
immediately prior to the Effective Date shall constitute the By-Laws of the Surviving Corporation until they shall thereafter be duly amended.

          1.6  Effect of Merger.  Upon the Effective Date, the effect of the
               ----------------
merger shall be as provided in the applicable provisions of the laws of the States of Delaware and Ohio. Without limiting the generality of the foregoing, and subject thereto, upon the Effective Date: (a) the separate existence of DeVilbiss shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities and duties of DeVilbiss; (b) all and singular, the rights, privileges, powers and franchises of DeVilbiss, all property, real, personal and mixed, and all debts due to DeVilbiss on whatever account, as well for stock subscriptions as all other things in action or belonging to DeVilbiss, shall be vested in the Surviving Corporation; (c) all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired and (d) all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of DeVilbiss shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding pending by or against DeVilbiss at the Effective Date may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in its place.

SECTION 2.     TERMS OF MERGER

          2.1  Exchange Ratio.  Upon the Effective Date (a) each common share,
               --------------
$10 par value, of DeVilbiss outstanding immediately prior to the Effective Date shall (except for the 1,319,138 shares of DeVilbiss held by Champion) be converted into and become, without any action on the part of the holder thereof, one share of Champion common stock, 83 1/3c par value. The common shares of DeVilbiss held in its treasury and the common shares of DeVilbiss held by Champion shall, on such date, be cancelled and shall not be converted into shares of common stock of Champion and (b) each share of Champion common stock, 83 1/3c par value, outstanding immediately prior to the Effective Date, shall continue to be one (1) share of common stock of the Surviving Corporation.

          2.2  Rights of DeVilbiss Holders.  On the Effective Date, the holders
               ---------------------------
of certificates for DeVilbiss common shares shall cease to have any rights as shareholders of DeVilbiss (except such rights, if any, as they may have as dissenting shareholders) and, except as aforesaid, their sole rights shall pertain to Champion common stock into which their DeVilbiss common shares shall have been changed by the merger. After the Effective Date, each holder of a certificate for DeVilbiss common shares, upon surrendering the same duly endorsed to any transfer agent for Champion common stock, shall be entitled to receive in exchange therefor a certificate or certificates representing the shares of Champion common stock into which his DeVilbiss common shares have been changed by the merger. Pending such surrender and exchange, such holders of a certificate or certificates for DeVilbiss common shares shall be deemed to evidence the Champion common stock into which such DeVilbiss common shares have been changed by the merger.

SECTION 3.     DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

          3.1  Directors.  The names and addresses of the first directors of the
               ---------
Surviving Corporation at the Effective Date shall be as follows:

          Name                               Address
          ----                               -------

          Robert A. Stranahan, Jr.           900 Upton Avenue
                                             Toledo, Ohio 43601

          Duane Stranahan                    900 Upton Avenue
                                             Toledo, Ohio 43601

          Howard B. Speyer                   900 Upton Avenue
                                             Toledo, Ohio 43601

          Robert W. Vogel                    900 Upton Avenue
                                             Toledo, Ohio 43601

          William A. Belt                    1434 National Bank Building
                                             Toledo, Ohio 43604

          Donald M. Dresser                  245 Summit Street
                                             Toledo, Ohio 43604

          Such persons shall serve until the Surviving Corporation's 1970 annual meeting of stockholders or until their successors are duly elected and qualified.

          3.2  Officers. The names and addresses of the first officers of the
               --------
Surviving Corporation at the Effective Date shall be as follows:


Name                         Title                         Address
----                         -----                         -------

Robert A. Stranahan, Jr.     Chairman of the Board         900 Upton Avenue
                             and President                 Toledo, Ohio 43601

Duane Stranahan, Jr.         Vice President                900 Upton Avenue
                                                           Toledo, Ohio 43601

Robert W. Vogel              Vice President and            900 Upton Avenue
                             Treasurer                     Toledo, Ohio 43601

Harry F. Davis               Vice President - Sales        900 Upton Avenue
                                                           Toledo, Ohio 43601

Keith Wilson                 Vice President -              900 Upton Avenue
                             Director of International     Toledo, Ohio 43601
                             Operations

Kermit C. Scheettley         Vice President - General      900 Upton Avenue
                             Manager Spark Plug            Toledo, Ohio 43601
                             Manufacturing Operations

Richard C. Teasel            Vice President - Research     900 Upton Avenue
                             and Engineering               Toledo, Ohio 43601

Toby A. Hill                 Secretary                     900 Upton Avenue
                                                           Toledo, Ohio 43601


Robert J. Bretje, Jr.        Controller                    900 Upton Avenue
                                                           Toledo, Ohio 43601

Richard H. Crook, Jr.        Assistant Secretary           900 Upton Avenue
                                                           Toledo, Ohio 43601

Charles C. Yeager            Assistant Treasurer           900 Upton Avenue
                                                           Toledo, Ohio 43601

          The foregoing officers shall serve as such subject to the pleasure of the Board of Directors and, unless sooner removed by the Board of Directors, until the first organization meeting of the Board of Directors following the Effective Date or until their successors are chosen and qualified.

SECTION 4.     ACCOUNTING

          4.1  Capital.  The capital of the Surviving Corporation at the
               -------
Effective Date shall be an amount equal to 83 1/3c for each share of common stock issued and outstanding on such date.

          4.2  Capital Surplus.  The capital surplus of the Surviving
               ---------------
Corporation shall, on the Effective Date, be the sum of the capital surplus of Champion on said date plus the excess of the fair market value of the Champion shares issued pursuant to the merger over the par value of the shares so issued. For this purpose, the fair market value of Champion shares on the Effective Date is hereby defined as the mean between the high and low sale prices of such shares on the New York Stock Exchange on said date.

          4.3  Earned Surplus.  The earned surplus of the Surviving Corporation
               --------------
on the Effective Date shall be the same as the earned surplus of Champion on said date.

SECTION 5.     GENERAL

          5.1  Effective Date.  The merger shall become effective at the time
               --------------
when this agreement has been submitted to and approved by the shareholders of DeVilbiss and has been filed with the Secretary of State of the State of Ohio and the Secretary of State of the State of Delaware pursuant to the applicable laws of such States. The time when the last of such filings shall have been made shall be known, for the purposes of this agreement, as the "Effective Date".

          This agreement may be terminated and the merger abandoned at any time prior to the Effective Date (whether before or after the meeting of the DeVilbiss shareholders referred to above) by notices in writing from each party to the other duly authorized by their respective Boards of Trustees.

          5.2  Consent to Suit; Dissenting Shareholders.  The Surviving
               ----------------------------------------
Corporation hereby consents that it may be sued and served with process in the State of Ohio in any proceeding for the enforcement of any obligation of DeVilbiss and in any proceeding for the enforcement of the rights of a dissenting shareholder of DeVilbiss against the Surviving Corporation. The Secretary of State of the State of Ohio is hereby irrevocably appointed as the agent of the Surviving Corporation to accept service of process in any such proceeding.

          The Surviving Corporation hereby agrees that it will promptly pay to dissenting shareholders of DeVilbiss the amount, if any, to which they are entitled under Section 1701.85 of the Ohio Revised Code.

          5.3  Transaction of Business in Ohio.  The Surviving Corporation
               -------------------------------
desires to transact business in the State of Ohio as a foreign corporation and does hereby:

               (a) state that the principal office of the Surviving Corporation in the State of Ohio is located in Toledo, Lucas County;

               (b) appoint Robert W. Vogel, 900 Upton Avenue, Toledo, Lucas County, Ohio 43601, as statutory agent of the Surviving Corporation in the State of Ohio;

               (c) irrevocably consent (i) that service of any process, notice, or demand against, to or upon the Surviving Corporation may be served within the State of Ohio upon such statutory agent so long as the authority of such agent continues and (ii) to service of process upon the Secretary of State of the State of Ohio under the circumstances set forth in Section 1703.19 of the Ohio Revised Code.

          IN WITNESS WHEREOF, Champion and DeVilbiss have caused this agreement to be signed by their duly authorized officers and the respective corporate seals to be affixed and attested to, all as of the day and year first set forth above.

CHAMPION SPARK PLUG COMPANY         CHAMPION SPARK PLUG COMPANY
(Seal)

                                    By /s/ Robert A. Stranahan, Jr.
                                       ----------------------------
Attest /s/ Toby A. Hill                    President
       ----------------
       Secretary


THE DeVILBISS COMPANY               THE DeVILBISS COMPANY
(Seal)

    TOLEDO, OHIO                    By /s/ Henry M. Kidd
                                       -----------------
Attest /s/ Frank R. Pitt                   President
       -----------------
       Secretary

                            SECRETARY'S CERTIFICATE

          I, T. A. Hill, Secretary of Champion Spark Plug Company, a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary and under the seal of the said corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of The DeVilbiss Company, a corporation of the State of Ohio, was duly adopted pursuant to subsection (F) of section 251 of Title 8 of the Delaware Code of 1953, without any vote of the stockholders of the surviving corporation and that the Agreement of Merger does not amend in any respect the Certificate of Incorporation of the surviving corporation and the authorized unissued shares or the treasury shares of any class of the surviving corporation, if any, are to be issued or delivered under the plan of merger do not exceed fifteen per cent (15%) of the shares of the surviving corporation of the same class outstanding immediately prior to the effective date of the merger and that the outstanding shares of the corporation were such as to render subsection (F) of section 251 of Title 8 of the Delaware Code of 1953 applicable and that its Agreement of Merger was thereby adopted by action of the Board of Directors of said Champion Spark Plug Company and is the duly adopted agreement and act of the said organization.

          WITNESS my hand and the seal of said Champion Spark Plug Company on this 15th day of December, 1969.

                                      /s/ T.A. Hill
                                      --------------------------
                                         Secretary
(CORPORATE SEAL)

          The above Agreement of Merger, having been executed on behalf of each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the General Corporation Law of the State of Delaware and the Ohio General Corporation Law of the State of Ohio, the President of each corporate party thereto does now hereby execute the said Agreement of Merger and the Secretary of each corporate party thereto does now hereby attest the said Agreement of Merger under the corporate seals of their respective corporations, by authority of the directors and stockholders thereof, as the respective act, deed and agreement of each of said corporations, on this 15th day of December, 1969.


                                   CHAMPION SPARK PLUG COMPANY


                                   By /s/ R.A. Stranahan, Jr.
                                     ----------------------------
CHAMPION SPARK PLUG COMPANY               President
(SEAL)

ATTEST:
        /s/ T.A. Hill
        ------------------
            Secretary
                                   THE DeVILBISS COMPANY


                                   By /s/ Henry M. Kidd
                                     ----------------------------
THE DeVILBISS COMPANY                     President
(SEAL)
TOLEDO, OHIO
ATTEST:

     /s/ Frank R. Pitt
     ---------------------
         Secretary

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

          BE IT REMEMBERED that on this 15th day of December, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, Robert A. Stranahan, Jr., President of Champion Spark Plug Company, a corporation of the State of Delaware, and he duly executed said Agreement of Merger before me and acknowledged the said Agreement of Merger to be his act and deed and the act and deed of said corporation and the facts stated therein are true and that the seal affixed to said Agreement of Merger and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                         Notary Public

(SEAL)    CHARLES F. GREINER
          Notary Public, Lucas County, Ohio
          My Commission Expires Jan. 16, 1974


     NOTARIAL SEAL
     LUCAS COUNTY, OHIO

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

          BE IT REMEMBERED that on this 15th day of December, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, Henry
M. Kidd, President of The DeVilbiss Company, a corporation of the State of Ohio, and he duly executed said Agreement of Merger before me and acknowledged the said Agreement of Merger to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said Agreement of Merger and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                         Notary Public

(SEAL)                                   HELEN HECHT
                                    Notary Public, Lucas County, Ohio
                                  My Commission Expires December 11, 1973


     NOTARIAL SEAL
     LUCAS COUNTY, OHIO

                            CERTIFICATE AS TO ADOPTION
                                       OF
                              AGREEMENT OF MERGER
                                       BY
                             THE DeVILBISS COMPANY

          We, Henry M. Kidd, President and Frank R. Pitt, Secretary of The DeVilbiss Company, an Ohio corporation, do hereby certify, in accordance with the provisions of Section 1701.80 of the Revised Code of Ohio:

          1. That the foregoing Agreement of Merger was approved and adopted by the Directors of said corporation at a meeting of the Board of Directors duly called and held for such purpose on August 15, 1969 and at such meeting, said Directors directed that said Agreement of Merger be submitted to said corporation's shareholders at a special meeting thereof to be held on October 8, 1969.

          2. That thereafter a special meeting of shareholders of said corporation was duly called to be held on October 8, 1969; that notice of such meeting was given to all shareholders of said corporation, whether or not entitled to vote thereat, said notice being accompanied by a copy of said Agreement of Merger.

          3. That on October 8, 1969 a special meeting of shareholders of said corporation was held and said Agreement of Merger was submitted to said shareholders for approval and was approved and adopted by the affirmative vote of the holders of shares of said corporation entitling them to exercise more than two-thirds (2/3) of the voting power of said corporation on such proposal.

          4. That said Agreement of Merger has been signed by the President and Secretary of said corporation as required by Section 1701.78 of the Revised Code of Ohio.
                                             /s/ Henry M. Kidd
                                             ---------------------------------
                                             Henry M. Kidd, President



                                             /s/ Frank R. Pitt
                                             ---------------------------------
                                             Frank R. Pitt, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                          CHAMPION SPARK PLUG COMPANY


Pursuant to Section 242 of the General Corporation Law of the State of Delaware

                       ----------------------------------


          CHAMPION SPARK PLUG COMPANY (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of the corporation at a meeting duly held adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the corporation, as heretofore amended:

               RESOLVED, that in the judgment of this Board it is advisable that Article FOURTH of the Certificate of Incorporation of this corporation be amended to read as follows:

                    "FOURTH.  The total number of shares of stock which the
               Corporation shall have authority to issue is twenty million (20,000,000) shares of common stock with a par vale of 83 1/3c per share.

                    The aggregate number of shares of common stock with a par
               value of $1 2/3 per share issued and outstanding on the effective date of this amendment shall be reclassified and changed into twice such number of shares of common stock with a par value of 83 1/3c per share so that each such outstanding share of common stock with a par value of $1 2/3 per share shall, on such date, be changed into and become two (2) shares of common stock with a par value of 83 1/3c per share."

          SECOND: That the amendment herebefore set forth in this Certificate was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          THIRD: That the capital of the corporation will not be reduced under or by reason of the amendment herebefore set forth in this Certificate.

          IN WITNESS WHEREOF, Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and its Secretary, this 22nd day of April, 1968.

                              CHAMPION SPARK PLUG COMPANY

CHAMPION SPARK PLUG COMPANY
SEAL                          By  /s/ R. A. Stranahan, Jr.
                                  -------------------------------------
                                  R. A. Stranahan, Jr., President


                              By  /s/ T.A.Hill
                                  -------------------------------------
                                  T.A. Hill

Attest: /s/ T.A. Hill
       ---------------------
       T. A. Hill, Secretary

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

          BE IT REMEMBERED that on this 22nd day of April, 1968, personally came before me, Charles F. Greiner, the subscriber, a notary public in and for the County and State aforesaid, R. A. Stranahan, Jr., President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in the foregoing Certificate, known to me personally to be such, and he, the said R. A. Stranahan, Jr., as such President, duly executed said Certificate before me, and acknowledged said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of said President and of the Secretary of said corporation to the foregoing Certificate are in the handwritings of said President and said Secretary of said corporation, respectively; that the seal affixed to said Certificate is the common or corporate seal of said corporation; that the act of sealing, executing, acknowledging and filing said Certificate was duly authorized by resolution of the Board of Directors and by the stockholders of said corporation, and that the facts stated therein are true.

          Given under my hand and seal of office the day and year aforesaid.



CHARLES F. GREINER                              Notary Public
Notary Public, Lucas County, Ohio
My Commission Expires Jan. 16, 1969

NOTARIAL SEAL
LUCAS COUNTY, OHIO

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

          CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST.  That at a meeting of the Board of Directors of said Champion
          -----
Spark Plug Company resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the following change in authorized shares of stock, reclassification of shares of stock, and amendments to the Certificate of Incorporation of the corporation be, and the same hereby are, proposed and declared advisable:

                    1. The number of shares of stock which the corporation is authorized to issue and have outstanding is changed from 1,250,000 shares of common stock with a par value of $10 per share to 10,000,000 shares of common stock and the change of such shares of common stock from shares with a par value of $10 per share to shares with a par value of $1 2/3 per share.

                    2. The 1,010,810 shares of common stock with a par value of $10 per share heretofore issued and now outstanding are changed into 6,064,860 shares of common stock with a par value of $1 2/3 per share so that each holder of one outstanding share of common stock with a par value of $10 per share shall hereafter hold six (6) shares of common stock with a par value of $1 2/3 per share.

                    3. The Certificate of Incorporation of the corporation is hereby amended so as to read as follows:

                    "FIRST.  The name of this corporation is and shall
                     -----
          be CHAMPION SPARK PLUG COMPANY.

                    "SECOND.  The principal office of the corporation
                     ------
          in the State of Delaware is and shall be located at Number 100 West Tenth Street, in the City of Wilmington, County of New Castle, and the name and address of its resident agent are and shall be The Corporation Trust Company, Number 100 West Tenth Street, Wilmington, Delaware.

                    "THIRD.  The nature of the business, or objects or
                     -----
          purposes to be transacted, promoted or carried on are as follows:

                    "(1)      To manufacture, design, develop, buy or
          otherwise acquire, sell and deal in spark plugs, electrical ignition devices, and any and all kinds of electrical equipment, machinery, parts and appliances for motor vehicles, motors and engines, and articles and supplies used or useful in connection with any of the foregoing.

                    "(2)      To manufacture, design, develop, buy or
          otherwise acquire, sell, transfer, exchange or otherwise dispose of, and to invest, trade and deal in or with goods, wares and merchandise and personal property of every kind and description.

                    "(3)      To purchase, hold, own, sell, exchange,
          transfer, pledge, or otherwise trade or deal in or dispose of stocks, bonds, mortgages, debentures, evidences of indebtedness and securities of every kind and description of any corporation, trust, business organization, government or subdivision thereof, domestic or foreign, and to exercise in respect thereto all rights and privileges of individual ownership, including the right to receive the income therefrom and to vote thereon and to guarantee the same or become surety in respect thereto.

                    "(4)      To undertake and carry out the
          financing, financial adjustment, reorganization, consolidation, merger and liquidation of any corporation or of any undertaking, business, affairs or interests and to transact any business necessary or convenient relating or incident hereto.

                    "(5)      To enter into, assist, promote, conduct,
          perform or participate in, every kind of commercial, mercantile or industrial enterprise, business, or work, contract, undertaking, venture or operation.

                    "(6)      To purchase or otherwise acquire, take
          over, hold, sell, liquidate, or otherwise dispose of, the real estate, plants, equipment, inventory, merchandise, materials and other assets, shares, good will, rights, franchises, patents, trade-marks and trade names and other properties of domestic or foreign corporations, firms, associates, syndicates, individuals, and others; to continue, alter, extend or develop, their business, assume their liabilities, guarantee or become surety for the performance of their obligations; reorganize their capital, and participate in any way in their affairs; to take over as a going concern and continue, in its own name, any business so acquired and to pay for any such business or properties in cash, stocks, bonds, debentures, securities, or obligations of this corporation, or otherwise.

                    "(7)      To apply for, obtain, register,
          purchase, lease or otherwise acquire, and to hold, own, use, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect of, or otherwise dispose of, any patents and inventions, improvements and processes used in connection with or secured under Letters Patent of the United States or any dependency, colony, or insular possession of the United States, or of any foreign government, trade-marks and trade names, and to acquire, use, exercise, or otherwise turn to gain licenses in respect of any such patents, inventions, processes and the like, or any such property rights.

                    "(8)      To purchase, hold, re-issue, sell,
          exchange or otherwise deal in its own securities, including shares of its capital stock of any class, as and to the extent now or from time to time permitted by the laws of the State of Delaware.

                    "(9)      To carry on any or all of its operations
          and business and to promote its objects within the State of Delaware or elsewhere, without restrictions as to place or amount.

                    "The purposes specified in any clause or paragraph contained in this Article THIRD shall be deemed to be independent purposes, and shall not be limited or restricted by reference to or inference from the terms of any other clause or paragraph contained in this Certificate of Incorporation.

                    "FOURTH. The total number of shares of stock which
                     ------
          the corporation shall have authority to issue is 10,000,000 shares of common stock with a par value of $1 2/3 per share.

                    "FIFTH.  The amount of capital with which the
                     -----
          corporation will commence business is One Thousand Dollars
          ($1,000.00).

                    "SIXTH.  The name and place of residence of each
                     -----
          of the incorporators are as follows:

                    Names                          Addresses
                    -----                          ---------

                    L. E. Gray                Wilmington, Delaware
                    L. H. Herman              Wilmington, Delaware
                    Walter Lenz               Wilmington, Delaware

                    "SEVENTH. The corporation shall have perpetual
                     -------
          existence.


                    "EIGHTH. The private property of the stockholders
                     ------
          of the corporation shall not be subject to the payment of corporate debts to any extent whatever.

                    "NINTH.
                     -----

                    "(1)      The stockholders and directors of the
          corporation shall have power, if the By-Laws so provide, to hold their meetings either within or without the State of Delaware, and to have one or more offices and places of business either within or without the State of Delaware in addition to the principal office in Delaware.

                    "(2)      Each holder of record of shares of
          common stock shall be entitled to one vote for each share standing in his name on the books of the corporation, at all meetings of stockholders and for all purposes; subject, nevertheless, to the right of the Board of Directors to close the stock transfer books of the corporation prior to any meeting, or to fix in advance a record date for the determination of stockholders entitled to notice of, or to vote at, any meeting, or to consent, for any purpose.

                    "(3)      An election of directors need not be by
          ballot unless requested by a stockholder entitled to vote at the election.

                    "TENTH. No holder of shares of stock of any class
                     -----
          of the corporation shall be entitled as such, as a matter of right, to subscribe for or purchase shares of stock of any class whatsoever, whether now or hereafter authorized, or to purchase or subscribe for securities convertible into or exchangeable for shares of stock of the corporation, or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares of stock, except such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the Board of Directors, in its discretion, may from time to time determine.

                    "ELEVENTH. In furtherance and not in limitation of
                     --------
          the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

                    "(1) Subject to any limitations that may be
               imposed by the stockholders, to make, alter, amend and repeal By-Laws of the corporation, but any By-Laws made by the Board of Directors or stockholders may be altered, amended or repealed by the stockholders at any annual meeting, or at any special meeting, the notice of which includes notice of such proposed alteration, amendment or repeal.

                    "(2) To fix and determine, and to vary the
               amount of working capital of the corporation; to determine whether any, and if any what part, of its net assets or surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to stockholders; to use and apply such net assets or surplus, or any part thereof, at any time or from time to time, in the purchase or acquisition of shares of stock or securities of any class, to such extent or amount and in such manner and upon such terms as the Board of Directors shall deem expedient.

                    "(3) Without the assent or vote of the
               stockholders, to borrow money without limit as to amount, to authorize and issue obligations of the corporation, secured or unsecured, upon such terms and conditions as the Board of Directors shall deem expedient, and to authorize the mortgaging or pledging as security therefore of any property of the corporation, real or personal, including after-acquired property.

                    "TWELFTH.  A director of this corporation
                     -------
               shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction or contract or act of this corporation be void or voidable, or in any way affected or invalidated, by reason of the fact that any director or any firm of which any director is a member, or any corporation of which any director is a stockholder or director, is in any way interested in such transaction or contract or act, provided the fact that such director, or such firm, or such corporation, is so interested, shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be liable to account to the corporation for any gains or profits realized by or from or through any such transaction or contract or act of this corporation, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is a stockholder or director, is interested in such transaction, contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction or act, and may vote to authorize, ratify or approve any such contract or transaction or act, with like force and effect as if he, or any firm of which he is a member, or any corporation of which he is a stockholder or director, were not interested in such transaction or contract or act.

                    "THIRTEENTH.  The corporation reserves the
                     ----------
               right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                    "FOURTEENTH.  Every person who is or has been
                     ----------
               a director, officer or employee of the corporation and any person who is serving or may have served at its request as a director, officer or employee of any other corporation in which the corporation owns stock or of which it is a creditor, and each of their heirs, executors and administrators, shall be reimbursed and indemnified for or against any and all judgments, liabilities, fines and penalties imposed upon them, any amounts paid in settlement, and the costs and expenses reasonably incurred in connection with or arising from any actions, claim, suit, proceeding, hearing or investigation, whether civil, criminal or administrative, in which they or any of them are involved by reason of being a director, officer or employee of the corporation or of such other corporation. The corporation shall not, however, reimburse or indemnify any such officer, director or employee with respect to any judgment, fine or penalty or amount paid in settlement, in any such action, claim, suit, proceeding, hearing or investigation unless independent legal counsel shall have advised the corporation that (a) the conduct of such director, officer or employee did not constitute negligence or misconduct for which he is liable to the corporation, and (b) the settlement, if any, is fair and in the best interest of the corporation.

                    "In the case of a criminal action, suit or
               proceeding, a plea, conviction or judgment shall not necessarily be deemed to constitute an adjudication that such director, officer or employee is liable for negligence or misconduct to the corporation.

                    "The rights of reimbursement and
               indemnification shall be in addition to all other rights to which such directors, officers and employees may be entitled as a matter of law."

          RESOLVED FURTHER, that the Board of Directors of this corporation declare it advisable and recommend to the stockholders the adoption of amendments to the Certificate of Incorporation, as heretofore amended, so as to carry into effect the foregoing changes in shares of stock and amendments; and that if the stockholders approve the proposed amendments or any part thereof, the President or a Vice President, and the Secretary or an Assistant Secretary, be and they hereby are, authorized and directed to execute a Certificate of Amendment to the Certificate of Incorporation, as heretofore amended, and to file the same with the Secretary of State of the State of Delaware, as required by the General Corporation Law of the State of Delaware, and in such other states wherein the company is authorized to do business and in which the filing thereof is required by law or deemed to be advisable, and to do and perform such other acts and things as may be proper and appropriate to carry the foregoing resolutions into full force and effect.

          SECOND.   That thereafter, pursuant to resolution of its Board of
          ------
Directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the necessary number of stockholders as required by statute voted in favor of the amendment.

          THIRD.    That said amendment was duly adopted in accordance with the
          -----
provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH.   That the capital of said corporation will not be reduced
          ------
under or by reason of said amendment.

          IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by H. B. Speyer, its Vice President, and T. A. Hill, its Secretary, this 19th day of August, 1958.

                              CHAMPION SPARK PLUG COMPANY

                              By /s/ H.B. Speyer
                                --------------------------------
                                                Vice President

                              By /s/ T.A. Hill
                                --------------------------------
                                              Secretary

STATE OF OHIO       )
                    ) ss.
COUNTY OF LUCAS     )

          BE IT REMEMBERED that on this 19th day of August, 1958, personally came before me, a Notary Public in and for the County and State aforesaid, H. B. Speyer, Vice President of CHAMPION SPARK PLUG COMPANY, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said H. B. Speyer, as such Vice President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said Vice President and of the Secretary of said corporation to said foregoing Certificate are in the handwriting of the said Vice President and Secretary of said corporation, respectively; and that the seal affixed to said Certificate is the common or corporation seal of said corporation.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


NOTARIAL SEAL
                                    _________________________________
LUCAS COUNTY, OHIO                            Notary Public

                                    E. G. GREINER
                                    Notary Public, Lucas County, Ohio
                                    My Commission Expires August 25, 1959

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          CHAMPION SPARK PLUG COMPANY


          Champion Spark Plug Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

          FIRST:   That, at a meeting of the Board of Directors of said Champion
          -----
Spark Plug Company duly held and convened, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said Company and declaring said amendment advisable and calling a meeting of the stockholders of said Company for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, That the Certificate of Incorporation and Champion Spark Plug Company, as amended, be and it hereby is amended by changing the article thereof number Article Sixth to read as follows:

                    "ARTICLE SIXTH: The total number of shares which the surviving corporation shall have authority to issue is one million two hundred fifty thousand (1,250,000) common shares with a par value of Ten Dollars ($10) each."

          SECOND:  That thereafter, pursuant to resolutions of its Board of
          ------
Directors, a meeting of the stockholders of said Company was duly called and held, at which meeting the necessary number of stockholders as required by statute voted in favor of the amendment.

          THIRD:   That said amendment was duly adopted in accordance with the
          -----
provisions of Section 26 of the General Corporation Law of Delaware, as amended.

          IN WITNESS WHEREOF, said Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and this Certificate to be signed by H. B. Speyer, its Vice President and Mr. T. A. Hill, its Secretary, this 9th day of October, 1952.

                                             /s/ H. B. Speyer
                                             -----------------------
                                                Vice President

CHAMPION SPARK PLUG COMPANY
          (SEAL)
                                             /s/ T. A. Hill
                                             -----------------------
                                              Secretary

STATE OF OHIO       )
                    )  SS.
COUNTY OF LUCAS     )

          BE IT REMEMBERED, that on this 9th day of October, A.D. 1952, personally came before me, E. G. Greiner, a Notary Public in and for the county and state aforesaid, Mr. H. B. Speyer, Vice President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and that he, the said Mr. H. B. Speyer as such Vice President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said Vice President and the Secretary of said corporation to said foregoing certificate are in the handwriting of said Vice President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                        /s/       E. G. Greiner
                                        ----------------------------------
                                        Notary Public, Lucas County, Ohio

                                                  E. G. GREINER
                                        Notary Public, Lucas County, Ohio
NOTARIAL (SEAL)                         My Commission Expires August 24, 1958.
LUCAS COUNTY, OHIO

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                         ----------------------------

                                      OF

                          CHAMPION SPARK PLUG COMPANY
                          ---------------------------


          CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That, at a meeting of the Board of Directors of CHAMPION SPARK
          -----
PLUG COMPANY duly held and convened, resolutions were duly adopted setting forth a proposed Amendment to the Certificate of Incorporation of said Corporation and declaring said Amendment advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed Amendment are as follows:

                    WHEREAS, Eighteen Thousand Three Hundred
               Seventy-Three (18,373) of the Company's preferred shares, with a par value of One Hundred Dollars
               ($100) each, have been retired; and

                    WHEREAS, The Board of Directors considers it
               advisable to cancel and extinguish Eighteen
               Thousand Three Hundred Seventy-Three (18,373) preferred shares, with a par value of One Hundred Dollars ($100) each, (all other preferred shares having heretofore been canceled and extinguished), and (2) to amend Article Sixth of the Certificate of Incorporation;

                    NOW THEREFORE BE IT RESOLVED, That the
               following cancellation and extinguishment of
               Eighteen Thousand Three Hundred Seventy-Three (18,373) preferred shares, with a par value of One Hundred Dollars ($100) each, and Amendment to the Certificate of Incorporation be, and the same hereby are, proposed and declared to be advisable:

                    1. That Eighteen Thousand Three Hundred Seventy-Three
               (18,373) preferred shares, having a par value of One Hundred Dollars ($100) each, be, and the same hereby are, canceled.

                    2. That the Certificate of Incorporation, as
               heretofore amended, be, and the same hereby is, amended by striking out and eliminating the provisions of Article Sixth in their entirety and by the insertion of a new Article Sixth in lieu thereof, to read as follows:

                    "SIXTH:  The total number of shares of stock
               which the surviving corporation shall have authority to issue is Two Hundred Fifty Thousand
               (250,000) common shares, with a par value of Ten
               Dollars ($10) each."

                    RESOLVED FURTHER, That the President or a
               Vice President and the Secretary or an Assistant Secretary be, and they hereby are, authorized and directed to execute a Certificate of Amendment to the Certificate of Incorporation, as heretofore amended, and to file the same with the Secretary of State of the State of Delaware, as required by the General Corporation Law of the State of Delaware, and in such other states wherein the Company is authorized to do business and in which the filing thereof is required by law to be deemed advisable, and to do and perform such other acts and things as may be proper and appropriate to carry the foregoing resolutions into full force and effect.

          SECOND:   That thereafter, pursuant to resolutions of its Board of
Directors, a meeting of the stockholders of said Corporation was duly called and held, at which meeting the necessary number of stockholders as required by statute voted in favor of the Amendment.

          THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 26 of the General Corporation Law of Delaware, as amended.

          FOURTH: That said Amendment does not effect any change in the issued shares of said Corporation.

          IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by F. D. Stranahan, its Vice President and T. A. Hill, its Secretary, this 19th day of February, 1951.

     CHAMPION SPARK PLUG COMPANY
               SEAL
                                    CHAMPION SPARK PLUG COMPANY

                                    By /s/ F. D. Stranahan
                                      ---------------------------------------
                                              President

                                    By /s/ T. A. Hill
                                      ---------------------------------------
                                              Secretary

STATE OF OHIO       )
                    )  ss.
COUNTY OF LUCAS     )


          BE IT REMEMBERED, That on this 19th day of February, A. D., 1951, personally came before me E. G. Greiner, a Notary Public in and for the County and State aforesaid, and F. D. Stranahan, Vice President of CHAMPION SPARK PLUG COMPANY, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and the said F. D. Stranahan as such Vice President, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Corporation; that the signatures of the said Vice President and of the Secretary of said Corporation to the foregoing Certificate are in the handwriting of the said Vice President and Secretary of said Corporation, respectively; and that the seal affixed to said Certificate is the common or corporate seal of said Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                                E. G. Greiner
                                         -----------------------------------
                                         Notary Public, Lucas County, Ohio


                                                E. G. GREINER
                                         Notary Public, Lucas County, Ohio
NOTARIAL (SEAL)                          My Commission Expires August 24, 1958.
LUCAS COUNTY, OHIO

                           CERTIFICATE OF REDEMPTION

                                      of

                        PREFERRED STOCK OUT OF CAPITAL

                                      of

                          CHAMPION SPARK PLUG COMPANY

     CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST: That pursuant to the provisions of Section 27 of the General Corporation Law of the State of Delaware, as amended, and subject to the provisions of its Certificate of Incorporation, Eighteen Thousand Three Hundred Seventy-three (18,373) shares of its issued and outstanding preferred stock were redeemed and retired.

     SECOND: That the amount of capital of said corporation which was applied to such redemption of said Eighteen Thousand Three Hundred Seventy-three (18,373) preferred shares was One Million Eight Hundred Thirty-seven Thousand Three Hundred Dollars ($1,837,300.00).

     That the capital of the corporation is hereby reduced by the amount of capital which was applied to such redemption, to-wit, One Million Eight Hundred Thirty-seven Thousand Three Hundred Dollars ($1,837,300.00), which amount is the same as the amount of capital represented by the shares so redeemed.

     THIRD: That the assets of the corporation remaining after such redemption are sufficient to pay any debts of the corporation, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY has caused its corporate seal to be affixed and this Certificate to be signed by R.A. Stranahan, its President, and H. B. Speyer, its Secretary, this 13th day of May, 1948.

                                    CHAMPION SPARK PLUG COMPANY

                                    By /s/ R. A. STRANAHAN
                                       ----------------------------
                                       President

Champion Spark Plug Company         By /s/ H. B. SPEYER
                                       ----------------------------
Seal                                   President

STATE OF OHIO   )
                )   ss.
COUNTY OF LUCAS )


     BE IT REMEMBERED, that on this 13th day of May, A. D. 1948, personally came before me, E. G. Greiner, a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and, he, the said R. A. STRANAHAN, as such President duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to the said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                    /s/ E. G. GREINER
                                    ---------------------------------
                                    Notary Public, Lucas County, Ohio

                                    E. G. GREINER
                                    Notary Public, Lucas County, Ohio
Notary Seal                         My Commission Expires Aug. 24, 1950
Lucas County, Ohio

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                          CHAMPION SPARK PLUG COMPANY

          Champion Spark Plug Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of said Champion Spark Plug Company duly held and convened, resolutions were duly adopted setting forth a proposed amendment to the certificate of incorporation of said corporation and declaring said amendment advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                    WHEREAS, Eighty-Three Thousand, Six Hundred
          Twenty-Seven (83,627) of the Company's Preferred Shares with a par value of One Hundred Dollars ($100.00) each have been retired; and

                    WHEREAS, the Board of Directors considers it advisable (1) to cancel and extinguish Eighty-Three Thousand, Six Hundred Twenty-Seven (83,627) Preferred Shares with a par value of One Hundred Dollars ($100.00) each and (2) amend Article Sixth of the Certificate of Incorporation;

                    NOW THEREFORE BE IT RESOLVED, That the
          following cancellation and extinguishment of Eighty-Three Thousand, Six Hundred Twenty-Seven (83,627) Preferred Shares with a par value of One Hundred Dollars ($100.00) each and amendment to the Certificate of Incorporation be and the same hereby are proposed and declared to be advisable:

                    1.  That Eighty-Three Thousand Six Hundred
          Twenty-Seven (83,627) of the Company's Preferred Shares having a par value of One Hundred Dollars ($100.00) each, be and the same hereby are cancelled.

                    2. That the Certificate of Incorporation be and the same hereby is amended by striking out the paragraph of Article SIXTH which reads as follows:

                    "SIXTH:  The total number of shares of
               stock which the surviving corporation
               (hereinafter referred to in this Article
               Sixth as the 'corporation') shall have
               authority to issue is Three Hundred Fifty-Two Thousand (352,000), consisting of One Hundred Two Thousand (102,000) Preferred Shares with a par value of One Hundred Dollars ($100.00) each, and Two Hundred Fifty Thousand (250,000) common shares with a par value of Ten Dollars ($10.00) each."

          and inserting in lieu thereof a new paragraph reading as follows:

                    "SIXTH:  The total number of shares of
               stock which the surviving corporation
               (hereinafter referred to in this Article
               Sixth as the 'corporation') shall have
               authority to issue is Two Hundred Sixty-Eight Thousand, Three Hundred Seventy-Three (268,373), consisting of Eighteen Thousand Three Hundred Seventy-Three (18,373) Preferred Shares with a par value of One Hundred Dollars ($100.00) each and Two Hundred Fifty Thousand (250,000) common shares with a par value of Ten Dollars ($10.00) each."

                    RESOLVED FURTHER, That the President or Vice
          President and the Secretary or Assistant Secretary be and they hereby are authorized and directed to execute a Certificate of Amendment to the Certificate of Incorporation and file the same with the Secretary of the State of Delaware as required by the General Corporation Law of the State of Delaware and in such other states wherein the Company is authorized to do business and in which the filing thereof is required by law or deemed advisable, and to do and perform such other and further acts and things as may be proper and appropriate to carry the foregoing resolutions into full force and effect.

          SECOND: That thereafter, pursuant to resolution of its board of directors, a special meeting of the stockholders of said corporation was duly called and held, at which meeting the necessary number of stockholders as required by statute voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 26 of the General Corporation Law of Delaware as amended.
          FOURTH: That said amendment does not effect any change in the issued shares of said corporation.

          IN WITNESS WHEREOF, said Champion Spark Plug Company has caused its corporate seal to be hereunto affixed and this certificate to be signed by R. A. Stranahan, its President, and H. B. Speyer, its Secretary this 29th day of July, 1946.

                                    CHAMPION SPARK PLUG COMPANY

CHAMPION SPARK PLUG COMPANY
          SEAL                      By /s/ R.A. Stranahan
                                       -----------------------------------
                                                  President


                                    By /s/ H.B. Speyer
                                      ------------------------------------
                                                  Secretary

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

          BE IT REMEMBERED that on this 29th day of July A.D., 1946, personally came before me J. M. Robinson a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said R. A. Stranahan, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to the foregoing certificate are in the handwriting of the said President and Secretary of said Company respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                              Notary Public
NOTARIAL SEAL
LUCAS COUNTY, O.

                           CERTIFICATE OF REDUCTION

                                  OF CAPITAL

                                      OF

                          CHAMPION SPARK PLUG COMPANY

          Champion Spark Plug Company, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

          1. That at a meeting of its board of directors duly held and convened, a resolution was adopted setting forth a proposed reduction of the outstanding capital of said corporation in the manner and to the extent hereinafter set forth and calling a meeting of the stockholders having voting powers for the consideration thereof.

          2. That thereafter at a special meeting of the stockholders of the above named corporation called upon at least five days' notice, given in accordance with the by-laws thereof, for the purpose of voting upon the question of reducing its outstanding capital, the following resolution was duly adopted by the holders of record of a majority of the outstanding shares of stock of the corporation, having voting powers, reducing the capital of the corporation by the amount of Two Million Two Hundred Thousand Dollars ($2,200,000.00):

                    WHEREAS, Twenty-Two Thousand (22,000) Preferred shares with a par value of One Hundred Dollars ($100,000) each have been surrendered to the Company for retirement;

                    NOW THEREFORE BE IT RESOLVED THAT:

                    1. Said Twenty-Two Thousand (22,000) Preferred Shares with a par value of One Hundred Dollars ($100.00) each, be and the same hereby are retired:

                    2. The proper officer or officers of the Company be and hereby are authorized and directed to charge against the capital of the Company an amount equal to the par value of said Twenty-Two Thousand (22,000) Preferred Shares, to-wit, Two Million, Two Hundred Thousand Dollars, ($2,200,000.00):

                    3. The capital of the Company be and it hereby is reduced in the amount of Two Million Two Hundred Thousand Dollars ($2,200,000.00).

                    RESOLVED FURTHER, That the President or Vice President and the Secretary or Assistant Secretary be and they hereby are authorized and directed to execute a Certificate of Reduction of Capital and file the same with the Secretary of the State of Delaware as required by the General Corporation Law of the State of Delaware and in such other states wherein the Company is authorized to do business and in which the filing thereof is required by law or deemed advisable and to do and perform such other and further acts and things as may be proper and appropriate to carry the foregoing resolutions into full force and effect.

          3. That the assets of the corporation remaining after such reduction are sufficient to pay any debts, the payment of which has not been otherwise provided for.

          IN WITNESS WHEREOF, said Champion Spark Plug Company has caused its corporate seal to be affixed and this certificate to be signed by R. A. Stranahan, its President and H. B. Speyer, its Secretary, this 29th day of July, 1946.

CHAMPION SPARK PLUG COMPANY         CHAMPION SPARK PLUG COMPANY
          SEAL

                                    By /s/ R.A. Stranahan
                                      ----------------------------------------
                                                  President

                                    By /s/ H.B. Speyer
                                      ----------------------------------------
                                                  Secretary

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

          BE IT REMEMBERED that on this 29th day of July A. D., 1946, personally came before me, Jim Robinson a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said R. A. Stranahan, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and Secretary of said company respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

NOTARIAL SEAL
LUCAS COUNTY, O.                              Notary Public

                                         J. M. ROBINSON
                                    Notary Public, Lucas County, Ohio
                                    My Commission Expires Nov. 3, 1947

                           CERTIFICATE OF REDEMPTION

                                      OF

                        PREFERRED STOCK OUT OF CAPITAL

                                      OF

                          CHAMPION SPARK PLUG COMPANY

     CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST: That pursuant to the provisions of Section 27 of the General Corporation Law of the State of Delaware, as amended, and subject to the provisions of its Certificate of Incorporation, Twenty-Four Thousand Seven Hundred and Forty-Four (24,744) shares of its issued and outstanding preferred stock were redeemed and retired.

     SECOND: That the amount of capital of said corporation which was applied to such redemption of said Twenty-Four Thousand Seven Hundred and Forty-four (24,744) preferred shares was Two Million Four Hundred Seventy-Four Thousand Four Hundred Dollars ($2,474,400.00).

     That the capital of the corporation is hereby reduced by the amount of capital which was applied to such redemption, to-wit, Two Million Four Hundred Seventy-Four Thousand Four Hundred Dollars ($2,474,400.00), which amount is the same as the amount of capital represented by the shares so redeemed.

     THIRD: That the assets of the corporation remaining after such redemption are sufficient to pay any debts of the corporation, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY has caused its corporate seal to be affixed and this Certificate to be signed by R. A. Stranahan, its President, and H. B. Speyer, its Secretary this 28th day of October, 1942.

                                        CHAMPION SPARK PLUG COMPANY
                                        By:  R. A. Stranahan - President
Champion Spark Plug Company             By:  H. B. Speyer - Secretary
     SEAL

STATE OF OHIO   )
                )  ss.
COUNTY OF LUCAS )

     BE IT REMEMBERED, that on this 28th day of October, A.D. 1942, personally came before me, John M. Robinson, a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and he, the said R. A. Stranahan as such President duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to the said foregoing Certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.
                                        John M. Robinson
                                        Notary Public, Lucas County, Ohio.
                                   My commission expires October 23, 1944

     Notarial Seal
      Lucas County, O.

                           CERTIFICATE OF REDEMPTION

                                      OF

                        PREFERRED STOCK OUT OF CAPITAL

                                      OF

                          CHAMPION SPARK PLUG COMPANY

     CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST: That pursuant to the provisions of Section 27 of the General Corporation Law of the State of Delaware, as amended, and subject to the provisions of its Certificate of Incorporation, Twenty Thousand Five Hundred Sixty-three (20,563) shares of its issued and outstanding preferred stock were redeemed and retired.

     SECOND: That the amount of capital of said corporation which was applied to such redemption of said Twenty Thousand Five Hundred Sixty-three (20,563) preferred shares was Two Million Fifty-six Thousand Three Hundred Dollars ($2,056,300.)

     That the capital of the corporation is hereby reduced by the amount of capital which was applied to such redemption, to-wit, Two Million Fifty-six Thousand Three Hundred Dollars ($2,056,300), which amount is the same as the amount of capital represented by the shares so redeemed.

     THIRD: That the assets of the corporation remaining after such redemption are sufficient to pay any debts of the corporation, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY HAS caused its corporate seal to be affixed and this certificate to be signed by R. A. Stranahan, its President and H. B. Speyer, its Secretary, this 31 day of August, 1942.

                                           CHAMPION SPARK PLUG COMPANY
Champion Spark
Plug Company                               By Robert A. Stranahan, President
     Seal
                                           By H. B. Speyer, Secretary

STATE OF OHIO   )
                ) ss.
COUNTY OF LUCAS )

     BE IT REMEMBERED, that on this 31st day of August, A.D. 1942, personally came before me, John M. Robinson, a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said R. A. Stranahan as such President duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to the said foregoing certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              John M. Robinson
                              Notary Public, Lucas County, Ohio.

Notarial Seal
Lucas County, O.

                           CERTIFICATE OF REDEMPTION

                                      OF
                        PREFERRED STOCK OUT OF CAPITAL

                                      OF

                          CHAMPION SPARK PLUG COMPANY


     CHAMPION SPARK PLUG COMPANY, a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

     FIRST: That pursuant to the provisions of Section 27 of the General Corporation Law of the State of Delaware, as amended, and subject to the provisions of its Certificate of Incorporation, Sixteen thousand and three hundred and twenty (16,320) shares of its issued and outstanding preferred stock were redeemed and retired.

     SECOND: That the amount of capital of said corporation which was applied to such redemption of said Sixteen thousand three hundred and twenty (16,320) preferred shares was One Million Six Hundred and Thirty-two Thousand Dollars ($1,632,000.)

     That the capital of the corporation is hereby reduced by the amount of capital which was applied to such redemption, to-wit, One Million Six Hundred and Thirty-two Thousand Dollars ($1,632,000), which amount is the same as the amount of capital represented by the shares so redeemed.

     THIRD: That the assets of the corporation remaining after such redemption are sufficient to pay any debts of the corporation, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said CHAMPION SPARK PLUG COMPANY HAS caused its corporate seal to be affixed and this certificate to be signed by R. A. Stranahan, its President and H. B. Speyer, its Secretary, this 7th day of November, 1941.

                              CHAMPION SPARK PLUG COMPANY

                              By R. A. Stranahan (s)
                                    President

                              By H. B. Speyer (s)
                                    Secretary

Champion Spark Plug Company
Seal

STATE OF OHIO   )
                ) ss.
COUNTY OF LUCAS )

     BE IT REMEMBERED, that on this 7th day of November, A.D. 1941, personally came before me, John M. Robinson, a Notary Public in and for the County and State aforesaid, R. A. Stranahan, President of Champion Spark Plug Company, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said R. A. Stranahan as such President duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to the said foregoing certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              John M. Robinson

                              Notary Public, Lucas County,
Notarial Seal                                Ohio
Lucas County, O.

                              AGREEMENT OF MERGER

                                    BETWEEN

                            MADISON SECURITIES CO.

                                      AND

                         CHAMPION SPARK PLUG COMPANY.


     AGREEMENT OF MERGER, dated this 14th day of December, 1938, between MADISON SECURITIES CO., first party, and CHAMPION SPARK PLUG COMPANY, second party, both being corporations organized and existing under the laws of the State of Delaware.

     The Certificate of Incorporation of first party, MADISON SECURITIES CO., was filed in the office of the Secretary of the State of Delaware on December 5, 1938, and was recorded in the office of the Recorder of Deeds for the County of New Castle on December 5, 1938.

     The Certificate of Incorporation of second party, CHAMPION SPARK PLUG COMPANY, was filed in the office of the said Secretary of State on September 11, 1916, and was recorded in the office of said Recorder of Deeds on September 12, 1916. A Certificate of Amendment thereto was filed in the office of said Secretary of State on April 30, 1917, and was recorded in the office of said Recorder of Deeds on May 1, 1917; and a further Certificate of Amendment was filed in the office of said Secretary of State on June 15, 1921, and was recorded by said Recorder on June 20, 1921.

          First party, MADISON SECURITIES CO., is authorized to issue a total of Three Hundred Fifty-two Thousand (352,000) shares, of which One Hundred Two Thousand (102,000) are

Preferred Shares of the par value of One Hundred Dollars ($100.00) each and Two Hundred Fifty Thousand (250,000) are common shares of the par value of Ten Dollars ($10.00) each; and it has outstanding One Hundred Two Thousand (102,000) Preferred Shares and One Hundred Eighty Thousand (180,000) common shares. The capital of said first party is Twelve Million Dollars ($12,000,000.00), of which Ten Million Two Hundred Thousand Dollars ($10,200,000.00) is preferred capital and One Million Eight Hundred Thousand Dollars ($1,800,000.00) is common capital.

          Second party, CHAMPION SPARK PLUG COMPANY, is authorized to issue a total of Two Hundred Thousand (200,000) shares, all of which are common shares of the par value of Ten Dollars ($10.00) each; and it has outstanding One Hundred Eighty-eight Thousand and Fifty (188,050) shares (including Nine Hundred
(900) treasury shares, not as yet retired). The capital of second party is One Million Eight Hundred Eighty Thousand Five Hundred Dollars ($1,880,500.00), of which Nine Thousand Dollars ($9,000.00) is capital in respect of said treasury shares and One Million Eight Hundred Seventy-one Thousand Five Hundred Dollars ($1,871,500.00) is capital in respect of other outstanding shares. Of said outstanding shares, One Hundred Sixty-nine Thousand Two Hundred (169,200) are held and owned by first party.

          The principal office of first party, MADISON SECURITIES CO., in the State of Delaware is located at Number 100 West Tenth Street, in the City of Wilmington, County of New Castle, and the name and address of its resident agent is The Corporation Trust Company, 100 West Tenth Street, Wilmington, Delaware. The principal office of second party, CHAMPION SPARK PLUG COMPANY, in the State of Delaware is located at Delaware Trust Building, in the City of

Wilmington, County of New Castle, and the name and address of its resident agent is The Delaware Charter Guarantee & Trust Company, Delaware Trust Building, Wilmington, Delaware.

          The corporations, parties to this agreement, by and between their respective Boards of Directors, have agreed, and hereby agree with each other, to merge into a single corporation which shall be the first party, MADISON SECURITIES CO., one of the constituent corporations, and that second party, CHAMPION SPARK PLUG COMPANY, shall be merged into first party pursuant to the General Corporation Law of the State of Delaware, (the name of first party, upon and in such merger, to be changed to "Champion Spark Plug Company"); and do hereby agree upon and prescribe the terms and conditions of said merger and of carrying the same into effect as follows.

     FIRST: Second party, CHAMPION SPARK PLUG COMPANY, shall be and hereby is merged into first party, MADISON SECURITIES CO., and the separate existence of said second party shall cease; said two corporations shall be and hereby are merged into a single corporation which shall be the first party, which is one of the constituent corporations and which shall be the surviving corporation.

     SECOND: The name of the surviving corporation henceforth is and shall be CHAMPION SPARK PLUG COMPANY.

     THIRD: The principal office of the surviving corporation in the State of Delaware is and shall be located at Number 100 West Tenth Street, in the city of Wilmington, County of New Castle, and the name and address of its resident agent are and shall be The Corporation Trust Company, Number 100 West Tenth Street, Wilmington, Delaware.

     FOURTH: The surviving corporation shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of said corporations, parties to this agreement, and all and singular the rights, privileges, powers and franchises of each of said corporations, and all property, real, personal and mixed, and all debts due to either of said corporations on whatever account, and all other things in action of or belonging to each of said corporations shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be as effectually the property of the surviving corporation as they were of the respective corporations, parties to this agreement; and the title to any real estate, whether by deed or otherwise, under the laws of the State of Delaware, vested in either of the said corporations, shall not revert or be in any way impaired by reason of said merger. The rights of creditors and of liens upon the property of either of the corporations, parties hereto, shall be preserved unimpaired, and all debts, liabilities and obligations of second party shall henceforth attach to said surviving corporation and may be enforced against it to the same extent as if it had incurred or contracted them. Any action or proceeding pending by or against either of the corporations parties hereto may be prosecuted to judgment as if said merger had not taken place, or the surviving corporation may be substituted in its place.

     FIFTH: The nature of the business or objects or purposes to be transacted, promoted or carried on by the surviving corporation are as follows:

     (1) To manufacture, design, develop, buy or otherwise acquire, sell and deal in spark plugs, electrical ignition devices, and any and all kinds of electrical equipment, machinery, parts and appliances for motor vehicles, motors and engines, and articles and supplies used or useful in connection with any of the foregoing.

     (2) To manufacture, design, develop, buy or otherwise acquire, sell, transfer, exchange or otherwise dispose of, and to invest, trade and deal in or with goods, wares and merchandise and personal property of every kind and description.

     (3) To acquire by purchase, subscription, underwriting, participation in syndicates, or otherwise, and to receive, hold, own, sell, exchange or otherwise dispose of, pledge or hypothecate al kinds of shares, bonds, mortgages, debentures, trust receipts, participation certificates, certificates of beneficial interest, notes and other securities, obligations, contracts, choses in action and evidences of indebtedness generally, or interests therein, of any corporations, associations, firms, trusts, persons, governments, states, colonies, municipalities and other organizations; to receive, collect and dispose of interest, dividends, and income upon, of or from any of the foregoing and any other property held or owned by it and to exercise any and all rights and privileges of individual ownership or interest in respect of any and all such shares or other securities or obligations, including the right to vote thereon for any and all purposes, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value thereof, and to guarantee the same or become surety in respect thereto, and to aid by loan, subsidy, guarantee or otherwise, those issuing, creating or responsible for the same.

     (4) To undertake and carry out the financing, financial adjustment, reorganization, consolidation merger and liquidation of any corporation or of any undertaking, business, affairs or interests and to transact any business necessary or convenient relating or incident thereto.

     (5) To enter into, assist, promote, conduct, perform or participate in, every kind of commercial, mercantile or industrial enterprise, business, or work, contract, undertaking, venture or operation.

     (6) To purchase or otherwise acquire, take over, hold, sell, liquidate, or otherwise dispose of, the real estate, plants, equipment, inventory, merchandise, materials and other assets, shares, goodwill, rights, franchises, patents, trade-marks and trade names and other properties of domestic or foreign corporations, firms, associates, syndicates, individuals, and others; to continue, alter, extend, or develop, their business, assume their liabilities, guarantee or become surety for the performance of their obligations; reorganize their capital, and participate in any way in their affairs; to take over as a going concern and continue, in its own name, any business so acquired, and to pay for any such business or properties in cash, shares, bonds, debentures, securities, or obligations of this Corporation, or otherwise.

     (7) To apply for, obtain, register, purchase, lease or otherwise acquire, and to hold, own, use, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect of, or otherwise dispose of, any patents and inventions, improvements and processes used in connection with or secured under Letters Patent of the United States or any dependency, colony or insular possession of the United States, or of any foreign government, trade-marks and trade names, and to acquire, use, exercise, or otherwise turn to gain licenses in respect of any such patents, inventions, processes and the like, or any such property rights.

     (8) To purchase, hold, re-issue, sell, exchange or otherwise deal in its own securities, including shares of its capital stock of any class, as and to the extent now or from time to time permitted by the laws of the State of Delaware; but nothing herein contained shall be construed as limiting or restricting the exercise of any lawful rights or powers of the corporation in respect of the purchase of preferred shares out of its capital, and retirement of such shares.

     (9) To carry on any or all of its operations and business and to promote its objects within the State of Delaware or elsewhere, without restrictions as to place or amount.

     The purposes specified in any clause or paragraph contained in this Article Fifth shall be deemed to be independent purposes, and shall not be limited or restricted by reference to or inference from the terms of any other clause or paragraph contained in this Agreement of Merger.

     SIXTH: The total number of shares of stock which the surviving corporation (hereinafter referred to in this Article Sixth as the "corporation") shall have authority to issue is Three Hundred Fifty-two Thousand (352,000), consisting of One Hundred Two Thousand (102,000) Preferred Shares with a par value of One Hundred Dollars ($100.00) each, and Two Hundred Fifty Thousand (250,000) common shares with a par value of Ten Dollars ($10.00) each.

     (1) The holders of Preferred Shares shall be entitled to receive dividends thereon at the rate of three (3) per centum per annum, and no more, payable periodically or in one payment, as the Board of Directors may from time to time determine. In any calendar year said preferred dividends at said rate shall be declared, and paid or provision for the payment thereof made, before any dividend or other distribution shall be declared, set apart or paid on the common shares; but said preferred dividends shall not be cumulative and if the full amount thereof is not declared in any calendar year, the right of the holders of Preferred Shares to receive the deficiency thereof shall lapse. After the full preferred dividends above specified have been declared in any calendar year and payment thereof has been made or provided for, the holders of Preferred Shares shall not, as such, be entitled to receive or to participate in any further or additional dividends or distributions declared, set apart or paid during such year.

     (2) Preferred Shares shall be preferred as to assets as wells as to dividends. Upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive and be paid the sum of One Hundred Dollars ($100.00) per share, plus an amount equal to all preferential dividends thereon, which have been declared and remain unpaid, but no more, before any distribution shall be made to the holders of common shares. After payment of the full preferential amounts aforesaid, the holders of Preferred Shares shall not as such be entitled to any other part of or participation in the assets of the corporation.

     (3) The holders of Preferred Shares shall not as such have any interest, right or participation in or to the assets or earnings of the corporation except as hereinabove stated.

     (4) The corporation may at its option to be exercised by its Board of Directors, at any time and from time to time, redeem the whole or any part of the Preferred Shares at a price equal to One Hundred Two Dollars ($102.00) per share plus the amount of all preferential dividends thereon which shall have been declared and remain unpaid on the date fixed for redemption. If at any time less than all of the Preferred Shares outstanding shall be called for redemption, the Board of Directors may select the shares to be redeemed by lot or otherwise, as in their discretion they may determine. Such redemption need not in any case be pro rata, and the Board of Directors may call for redemption all or any part of the Preferred Shares of any holder.

     Notice of any proposed redemption of Preferred Shares stating the date of redemption and the place of payment of the redemption price shall be given by mailing a copy of such notice at least thirty (30) days prior to the date fixed for redemption to the holders of the shares to be redeemed at their respective addresses as the same appear upon the books of the corporation. If such notice of redemption shall have been duly given, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside so as to be available therefor, then, notwithstanding that any certificate for Preferred Shares so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, and the right to receive dividends thereon and all other rights with respect to such Preferred Shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest.

     Subject to the limitations and provisions of this Article Sixth, the Board of Directors may prescribe the manner, terms and conditions upon which Preferred Shares shall be called for redemption or redeemed.

     SEVENTH: The surviving corporation is to have perpetual existence.

     EIGHTH: The private property of the stockholders of the surviving corporation shall not be subject to the payment of corporate debts to any extent whatever.

     NINTH: The By-Laws of first party shall continue to be the By-Laws of first party as the surviving corporation until altered, amended or repealed according to the provisions thereof.

     TENTH: The first Board of Directors of the surviving corporation shall be five in number, and shall consist of the individuals who are now directors of first party, and whose names and residences are as follows:

                    Names                          Residences
                    -----                          ----------
               R. A. Stranahan                West Central Avenue,
                                              Box 26-B, R.F.D. 2,
                                              Toledo, Ohio.

               F. D. Stranahan                Dixie Highway,
                                              R.F.D., Perrysburg, Ohio.

               Duane Stranahan                420 East 2nd Street,
                                              Perrysburg, Ohio.

               H. B. Speyer                   2533 Drummond Road,
                                              Toledo, Ohio.

               E. J. Marshall                 2347 Robinwood Avenue,
                                              Toledo, Ohio.

     Said persons shall continue to be directors from and after the effective date of merger until their successors are elected in accordance with the By-Laws. All persons who at the effective date of merger shall be executive or administrative officers of first party shall be and remain like officers of it, as the surviving corporation, until its Board of Directors shall otherwise determine.

     ELEVENTH: (1) The stockholders and directors of the surviving corporation shall have power, if the By-Laws so provide, to hold their meetings either within or without the State of Delaware, and to have one or more offices and places of business either within or without the State of Delaware in addition to the principal office in Delaware.

     (2) Each holder of record of shares, whether preferred or common, shall be entitled to one vote for each share standing in his name on the books of the surviving corporation, at all meetings of stockholders and for all purposes; subject, nevertheless, to the right of the Board of Directors to close the stock transfer books of the surviving corporation prior to any meeting, or to fix in advance a record date for the determination of stockholders entitled to notice of, or to vote at, any meeting, or to consent, for any purpose.

     (3) An election of directors need not be by ballot unless requested by a stockholder entitled to vote at the election.

     TWELFTH: No holder of shares of any class of the surviving corporation (referred to in this Article as the "corporation") shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class whatsoever now or hereafter authorized, or to purchase or subscribe for securities convertible into or exchangeable for shares of the corporation, or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares; and the holders of shares of the corporation, of any class, shall have only such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the Board of Directors in its discretion may from time to time determine.

     THIRTEENTH: In the furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the surviving corporation (referred to in this Article as the "corporation") is expressly authorized:

     (1) Subject to any limitations that may be imposed by the stockholders, to make, alter, amend and repeal by-laws of the corporation, but any by-laws made by the Board of Directors or stockholders may be altered, amended or repealed by the stockholders at any annual meeting, or at any special meeting, the notice of which includes notice of such proposed alteration, amendment or repeal.

     (2) To fix and determine, and to vary the amount of working capital of the corporation; to determine whether any, and if any, what part, of its net assets or surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to stockholders; to use and apply such net assets or surplus, or any part thereof, at any time or from time to time, in the purchase or acquisition of shares of any class, to such extent or amount and in such manner and upon such terms as the Board of Directors shall deem expedient.

     (3) Without the assent or vote of the stockholders, to borrow money without limit as to amount, to authorize and issue obligations of the corporation, secured or unsecured, upon such terms and conditions as the Board of Directors shall deem expedient, and to authorize the mortgaging or pledging as security therefor of any property of the corporation, real or personal, including after acquired property.

     (4) From time to time to determine whether, and to what extent, and at what times and places, and under what conditions and regulations, accounts, books and records of the corporation (except such as may by the Delaware Corporation Law be specifically made open to inspection), or any of them, shall be open to the inspection of stockholders.

     FOURTEENTH: A director of the surviving corporation (referred to in this Article as the "corporation") shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction or contract or act of this corporation be void or voidable, or in any way affected or invalidated, by reason of the fact that any director or any firm of which any director is a member, or any corporation of which any director is a shareholder or director, is in any way interested in such transaction or contract or act, provided the fact that such director, or such firm, or such corporation, is so interested, shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken;

nor shall any such director be liable to account to the corporation for any gains or profits realized by or from or through any such transaction or contract or act of this corporation, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is a shareholder or director, is interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction or act, and may vote to authorize, ratify or approve any such contract or transaction or act, with like force and effect as if he, or any firm of which he is a member, or any corporation of which he is a shareholder or director, were not interested in such transaction or contract or act.

     FIFTEENTH: The surviving corporation reserves the right to amend, alter, change or repeal any provision contained in this Agreement of Merger in the manner now or hereafter prescribed by law; and all rights conferred on officers, directors and stockholders herein are granted subject to this reservation.

     SIXTEENTH: The manner of converting the shares of each of the constituent corporations into shares of the surviving corporation shall be as follows:

     (1) The outstanding shares of preferred and common stock of first party shall continue to be outstanding as shares of preferred and common stock of said first party as the surviving corporation;

     (2) Upon the filing of this Agreement of Merger in the office of the Secretary of State of Delaware,

               (a) the One Hundred Sixty-nine Thousand Two Hundred (169,200) shares of stock of second party, owned and held by first party, shall by such filing and without the necessity of further act or deed, be cancelled and extinguished; and none of them shall be exchanged for or converted into shares of the surviving corporation;

          (b) any outstanding shares of stock of second party, which are then owned by said second party shall not be transferred nor shall any beneficial interest therein pass to first party as the surviving corporation, nor shall any shares of stock of said surviving corporation be issued in exchange therefor; and any such shares of stock of second party owned by it shall, by such filing, be cancelled, without the necessity for further act or deed, and shall have the status of authorized but unissued stock of the surviving corporation;

          (c) each of the other outstanding shares of stock of second party (said shares being Seventeen Thousand Nine Hundred Fifty (17,950) in number) shall, by such filing and without the necessity of further act or deed, be converted into, and shall constitute, one and one-tenth (1.1) common shares of the surviving corporation; and the holders of certificates for such outstanding shares of second party, upon surrender of such certificates, duly endorsed, if required, shall be entitled to receive in exchange therefor certificates for one and one tenth (1.1) common shares of the surviving corporation for each one (1) share of stock of second party represented by the certificates so surrendered.

     (3) In order to evidence the cancellation of all the outstanding shares of stock of second party (including any such shares which are owned by said second party), the certificates therefor shall be surrendered and cancelled; but delay in the surrender thereof, or in making the exchange of certificates for such shares of second party as are converted into shares of the surviving corporation, shall not affect such conversion or the cancellation or extinguishment of the shares of stock of second party; and upon the filing of this Agreement of Merger with the Secretary of State of Delaware, all of the outstanding shares of stock of second party shall nevertheless be cancelled and extinguished as hereinabove provided.

     SEVENTEENTH: Upon and by the filing of this Agreement in the office of the Secretary of State of Delaware, any and all agreements, contracts and other instruments creating or evidencing any option or right of second party, CHAMPION SPARK PLUG COMPANY, to repurchase any of its shares of stock theretofore outstanding or any other options or rights in respect of any of its said shares shall, without the necessity of further act or deed be modified and amended, as follows: (a) by substituting the surviving corporation as a party thereto in place of second party; and (b) by substituting for the shares of stock of the second party mentioned therein, the common shares of the surviving corporation for which they have been exchanged or into which they have been converted. All the terms and provisions of such agreements, contracts or other instruments shall thenceforth continue in force and apply to the said shares of the surviving corporation and reference therein to the book value of shares shall mean the book value of the common shares of the surviving corporation; and all options and rights of every kind created or evidenced by such agreements, contracts or other instruments, as so modified and amended, shall, by the filing of this Agreement of Merger, pass to, vest in, and be deemed to be assigned to the surviving corporation; provided, however, that nothing herein contained shall prevent any subsequent modification, amendment, termination or extension of any one or more of such agreements, contracts or other instruments which may be mutually agreed upon.

     The By-Laws of the surviving corporation may provide, or authorize the Board of Directors from time to time to provide, for the sale and issuance of additional shares of stock subject to such options or rights of repurchase or other options or rights in favor of the surviving corporation and/or restrictions upon sale or transfer of such shares by the holder, as may be expressed in the By-Laws or from time to time provided by the Board of Directors.

     Certificates for all shares of the surviving corporation which upon the filing of this Agreement of Merger or at any time thereafter are subject to any such options, rights or restrictions upon sale or transfer, may in the discretion of the surviving corporation, to be exercised by its Board of Directors, bear a legend, notice or endorsement thereof and/or a reference to the agreement, contract or other instrument or By-Laws creating or evidencing the same; and all such certificates and the shares represented by them shall be transferable only in accordance with and subject to such options, rights and restrictions, and in such manner and under such regulations as the By-Laws provide.

     EIGHTEENTH: Unless all of the stockholders of first party and second party, respectively, shall consent and agree in writing to the adoption of this Agreement of Merger without a meeting, then the said Agreement shall be submitted to the stockholders of each of said corporations at a meeting thereof, called separately for the purpose of taking the same into consideration, notice of which meetings shall be duly given as provided by the laws of Delaware.

     IN WITNESS WHEREOF, the parties to this Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused this agreement to be executed by a majority of their respective Boards of Directors and have caused their respective corporate seals to be hereunto affixed on the date first above mentioned.

                                    MADISON SECURITIES CO., First Party,

                                    By  /s/ Robert A. Stranahan
                                       ----------------------------------------
                                            /s/ Frank Stranahan
                                            -----------------------------------
  MADISON SECURITIES CO.
     (DELAWARE)                         /s/ Duane Stranahan
                                        ---------------------------------------
TOLEDO, OHIO
            SEAL                        /s/ E.J. Marshall
                                        ---------------------------------------
                                      (Majority of its Board of Directors.)
Attest:


  /s/ H.B Speyer
 ------------------------------
                   Secretary.


                         CHAMPION SPARK PLUG COMPANY, Second Party

                         By /s/ Robert A. Stranahan
                            --------------------------------------
CHAMPION SPARK PLUG
     COMPANY SEAL           /s/Frank  Stranahan
                            --------------------------------------

                            /s/ Duane Stranahan
                            --------------------------------------

                            /s/ M.C. Dewitt
                            --------------------------------------
                                (Majority of its Board of Directors.)


Attest:

/s/ H.B. Speyer
--------------------------
               Secretary.

                            CERTIFICATE OF APPROVAL

                                      BY

                                 STOCKHOLDERS

                            MADISON SECURITIES CO.
                                 (First Party)

     The undersigned, Howard B. Speyer, Secretary of MADISON SECURITIES CO., a corporation of the State of Delaware, hereby certifies, as such Secretary and under the seal of said corporation, that the Agreement of Merger to which this Certificate is attached, after having been first signed by a majority of the directors of said corporation and by a majority of the directors of CHAMPION SPARK PLUG COMPANY, second party to said Agreement, was duly adopted by the unanimous written consent of all of the stockholders of said MADISON SECURITIES CO., holding One Hundred Two Thousand (102,000) shares of preferred stock and One Hundred Eighty Thousand (180,000) shares of common stock of the corporation, the same being all of the shares issued and outstanding and entitled to vote upon said Agreement of Merger; and that said consent is attached hereto and made a part of the Agreement of Merger.

     WITNESS my hand and the seal of said corporation this 16th day of December, 1938.
                                        /s/ Howard B. Speyer
                                      ----------------------------------------
                                                        Secretary.
MADISON SECURITIES CO. (DELAWARE)
     TOLEDO, OHIO
          SEAL

                       UNANIMOUS CONSENT OF STOCKHOLDERS

                                      OF

                            MADISON SECURITIES CO.

                                      TO

                        ADOPTION OF AGREEMENT OF MERGER

                                                              December 15, 1938.

     The undersigned, being all of the stockholders of MADISON SECURITIES CO., a corporation of the State of Delaware, severally owning and holding of record the number of shares of its preferred and common stock set opposite their respective names, hereby adopt, and consent and agree to the adoption by said corporation, without a meeting of stockholders, of an Agreement of Merger between said corporation and Champion Spark Plug Company, also a corporation of the State of Delaware, which Agreement is dated the 14th day of December, 1938, and has been adopted, entered into and signed by a majority of the directors of each of said corporations and has been submitted to the stockholders of each of them; and the undersigned further consent and agree to the execution of said Agreement in the name and on behalf of said Madison Securities Co. and to the filing and recording thereof as provided by the laws of Delaware.

     IN WITNESS WHEREOF the undersigned have executed this consent on and as of the date above stated.

                                  Preferred   Common
Names                              Shares     Shares
-----                            -----------  -------
________________________              120.7       213
  (Robert A. Stranahan)


________________________              256.7       453
  (Frank D. Stranahan)


________________________            3,400.0     6,000
   (Duane Stranahan)


________________________                6.8        12
    (E. J. Marshall)


________________________                6.8        12
(H. B. Speyer)


________________________            9,350.0    16,500
(H. B. Speyer, Trustee)


________________________           80,784.0   142,560
(Aumend & Co.)


________________________      )
(R. A. Stranahan)             )
                              )     4,037.5     7,125
________________________      )
(F. D. Stranahan)             )
As Trustee for Anna S. Friend )



________________________      )
(R. A. Stranahan)             )
                              )     4,037.5     7,125
________________________      )
(F.D. Stranahan)              )
As Trustee for Ada S. Morse   )     -------   -------

   Totals                           102,000   180,000

                            CERTIFICATE OF APPROVAL
                            -----------------------

                                      BY
                                      --

                                 STOCKHOLDERS
                                 ------------

                                      OF
                                      --

                          CHAMPION SPARK PLUG COMPANY
                          ---------------------------
                                (Second Party)


     The undersigned, Howard B. Speyer, Secretary of CHAMPION SPARK PLUG COMPANY, a corporation of the State of Delaware, hereby certifies, as such Secretary and under the seal of said corporation, that the Agreement of Merger to which this Certificate is attached, after having been first signed by a majority of the directors of said corporation and by a majority of the directors of MADISON SECURITIES CO., first party to said Agreement, was duly adopted by the unanimous written consent of all of the stockholders of said CHAMPION SPARK PLUG COMPANY, holding One Hundred Eighty-Seven Thousand One Hundred Fifty (187,150) shares of the capital stock of the corporation, the same being all of the shares issued and outstanding and entitled to vote upon said Agreement of Merger; and that said consent is attached hereto and made a part of the Agreement of Merger.

     WITNESS my hand and the seal of said corporation this 16th day of December, 1938.

                                      /s/ Howard B. Speyer
                                     -----------------------------------------
                                                          Secretary.

CHAMPION SPARK PLUG COMPANY
          SEAL

                       UNANIMOUS CONSENT OF STOCKHOLDERS
                                      OF
                          CHAMPION SPARK PLUG COMPANY
                                      TO
                        ADOPTION OF AGREEMENT OF MERGER

                                                              December 15, 1938.

     The undersigned, being all of the stockholders of CHAMPION SPARK PLUG COMPANY, a corporation of the State of Delaware, severally owning and holding of record the number of its shares of stock set opposite their respective names hereby adopt, and consent and agree to the adoption by said corporation, without a meeting of stockholders, of an Agreement of Merger between said corporation and Madison Securities Co., also a corporation of the State of Delaware, which Agreement is dated the 14 day of December, 1938, and has been adopted, entered into and signed by a majority of the directors of each of said corporations and has been submitted to the stockholders of each of therm; and the undersigned further consent and agree to the execution of said Agreement in the name and on behalf of said CHAMPION SPARK PLUG COMPANY and to the filing and recording thereof as provided by the laws of Delaware.

     IN WITNESS WHEREOF the undersigned have executed this consent on and as of the date above stated.

               Names                                   Shares
               -----                                   ------

____________________________________                      500
           (M.C. DeWitt)

____________________________________                      500
           (M.C. DeWitt)
As Trustee for Grace DeWitt Frazer

____________________________________                      500
           (M.C. DeWitt)
As Trustee for Loraine DeWitt Reekie

____________________________________                    2,100
         (Effie L. DeWitt)

    (Separate consent attached)                         3,600
------------------------------------
     (Josephine E. Jeffery)

____________________________________                    2,975
      (Mrs. Saida K. Jeffery)

____________________________________)                     625
      (Benjamin A. Jeffery)         )
                                    )
____________________________________)
       (B. DeWitt Jeffery)          )
            As Trustees             )

___________________________________                       500
     (Frank H. Riddle)

               Names                                   Shares
               -----                                   ------

____________________________________                      750
             (J.F. Barr)

____________________________________                    1,000
          (Charles E. Dewar)

     (Separate consent attached)                          750
------------------------------------
          (Edith E. Rohde)

____________________________________                      500
         (Helen B. Marshall)


____________________________________                    2,000
          (Walter Caswell)


___________________________________                       250
        (Howard B. Speyer)

____________________________________                      250
          (Ralph Rowland)

          NAMES                                        SHARES
          -----                                        ------

____________________________________                    250
        (Charles L. Corwin)

The Commerce Guardian Bank, As Trustee
under the will of Walter W. Hoffman,     )
deceased,                                )              800
                                         )
By__________________________________     )
                                         )

____________________________________                    100
          (Helen Bush)


                                         )
Madison Securities Co.,                  )
a Delaware corporation,                  )          169,200
                                         )
By__________________________________     )
                         President.      )
                                         )
and by______________________________     )
                                                    -------
                         Secretary.      )

               Total Shares                         187,150

                          CONSENT OF EDITH E. ROHDE,

                               A STOCKHOLDER OF

                          CHAMPION SPARK PLUG COMPANY

                                      TO

                       ADOPTION OF AGREEMENT OF MERGER.


                                                              December 15, 1938.

     The undersigned, a stockholder of Champion Spark Plug Company, a corporation of the State of Delaware, owning and holding of record the number of its shares set opposite her signature, consents and agrees, and joins in the unanimous consent and agreement of the stockholders of said corporation, to the adoption by said corporation, without a meeting of stockholders, of an Agreement of Merger between said corporation and Madison Securities Co., also a corporation of the State of Delaware, which Agreement is dated the 14th day of December, 1938, and has been adopted, entered into and signed by a majority of the directors of each of said corporations and has been submitted to the stockholders of each of them; and the undersigned further consents and agrees, and joins in the unanimous consent and agreement of all stockholders, to the execution of said Agreement in the name and on behalf of said Champion Spark Plug Company and to the filing and recording thereof as provided by the laws of Delaware.

     IN WITNESS WHEREOF the undersigned has executed this consent on and as of the date first above stated.

          ______________________    750 shares
               (Edith E. Rohde)
                        CONSENT OF JOSEPHINE E. JEFFERY

                               A STOCKHOLDER OF

                          CHAMPION SPARK PLUG COMPANY

                                      TO

                       ADOPTION OF AGREEMENT OF MERGER.


                                                              December 15, 1938.

     The undersigned, a stockholder of Champion Spark Plug Company, a corporation of the State of Delaware, owning and holding of record the number of its shares set opposite her signature, consents and agrees, and joins in the unanimous consent and agreement of the stockholders of said corporation, to the adoption by said corporation, without a meeting of stockholders, of an Agreement of Merger between said corporation and Madison Securities Co., also a corporation of the State of Delaware, which Agreement is dated the 14th day of December, 1938, and has been adopted, entered into and signed by a majority of the directors of each of said corporations and has been submitted to the stockholders of each of them; and the undersigned further consents and agrees, and joins in the unanimous consent and agreement of all stockholders, to the execution of said Agreement in the name and on behalf of said Champion Spark Plug Company and to the filing and recording thereof as provided by the laws of Delaware.

     IN WITNESS WHEREOF the undersigned has executed this consent on and as of the date first above stated.

     __________________________                   3,600 shares
     (Josephine E. Jeffery)

                                  SIGNATURES

                                      OF

                          PRESIDENTS AND SECRETARIES

                                      OF

                            THE CORPORATE PARTIES.

     The foregoing Agreement of Merger having been first signed by a majority of the directors of each constituent corporation, a party thereto, and having been duly adopted by the unanimous written consent of all of the stockholders of each constituent corporation, holding all of the shares of each corporation issued and outstanding and entitled to vote upon said Agreement of Merger, all in accordance with the statutes of the State of Delaware, and that fact having been certified on said Agreement by the Secretary of each corporate party thereto, the President and Secretary of each corporate party thereto, do now hereby sign the said Agreement of Merger, under the respective corporate seals of each such corporation, by authority of the directors and stockholders thereof, as the respective act, deed and agreement of each of said corporations on this 16th day of December , 1938.

                                        MADISON SECURITIES CO.,

MADISON SECURITIES CO.(DELAWARE)        By  /s/ Robert A. Stranahan
                                           ----------------------------

     TOLEDO, OHIO SEAL                                  President.

                                        And by  /s/ Howard B. Speyer
                                               ------------------------
                                                        Secretary.

                                        CHAMPION SPARK PLUG COMPANY
CHAMPION SPARK PLUG COMPANY
          SEAL                          By  /s/ Robert A. Stranahan
                                          -----------------------------
                                                        President.

                                        And by /s/ Howard Speyer
                                              -------------------------
                                                        Secretary.

STATE OF OHIO       )
                    ) SS.
COUNTY OF LUCAS     )

     BE IT REMEMBERED That on this 16th day of December 1938, before me, the undersigned, a Notary Public in and for said county and state, personally came Robert A. Stranahan, President of MADISON SECURITIES CO., a corporation of the State of Delaware, who is personally known to me to be the same person whose name is subscribed to the foregoing Agreement of Merger as such President, and who is personally known to me to be the President of such corporation; and acknowledged that he signed, sealed and delivered the said Agreement of Merger as his free and voluntary act as such President and as the free and voluntary act, deed and agreement of said corporation, viz., MADISON SECURITIES CO., for the uses and purposes therein set forth; and further acknowledged said Agreement of Merger to be the act, deed and agreement of said corporation by authority of its Board of Directors, and pursuant to the unanimous written consent of all of the stockholders of said corporation owning and holding all of its outstanding shares of stock, preferred and common, in conformity with the statutes of the State of Delaware.

     IN WITNESS WHEREOF I have hereunto set my hand and my official seal on the date above stated.


                                   _________________________________
                                   Notary Public, Lucas County, Ohio.

NOTARIAL SEAL
LUCAS COUNTY, O.

STATE OF OHIO       )
                    ) SS.
COUNTY OF LUCAS     )

     BE IT REMEMBERED That on this 16th day of December 1938, before me, the undersigned, a Notary Public in and for said county and state, personally came Robert A. Stranahan, President of CHAMPION SPARK PLUG COMPANY, a corporation of the State of Delaware, who is personally known to me to be the same person whose name is subscribed to the foregoing Agreement of Merger as such President, and who is personally known to me to be the President of such corporation, and acknowledged that he signed, sealed and delivered the said Agreement of Merger as his free and voluntary act as such President and as the free and voluntary act, deed and agreement of said corporation, viz., CHAMPION SPARK PLUG COMPANY, for the uses and purposes therein set forth; and further acknowledged said Agreement of Merger to be the act, deed and agreement of said corporation by authority of its Board of Directors, and pursuant to the unanimous written consent of all of the stockholders of said corporation owning and holding all of its outstanding shares of stock, in conformity with the statutes of the State of Delaware.

     IN WITNESS WHEREOF I have hereunto set my hand and my official seal on the date above stated.


                                       _________________________________
                                       Notary Public, Lucas County, Ohio.
NOTARIAL SEAL
LUCAS COUNTY, O.

                         CERTIFICATE OF INCORPORATION

                                      OF

                            MADISON SECURITIES CO.

     FIRST:  The name of this corporation is MADISON SECURITIES CO.

     SECOND: Its principal office or place of business in the State of Delaware is located at No. 100 West Tenth Street in the City of Wilmington, County of New Castle, and the name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington, Delaware.

     THIRD: The nature of the business or objects or purposes to be transacted, promoted or carried on are:

          (1) To acquire by purchase, subscription, underwriting, participation in syndicates, or otherwise, and to receive, hold, own, sell, exchange or otherwise dispose of, pledge or hypothecate all kinds of shares, bonds, mortgages, debentures, trust receipts, participation certificates, certificates of beneficial interest, notes and other securities, obligations, contracts, chooses in action and evidences of indebtedness generally, or interests therein, of any corporations, associations, firms, trusts, persons, governments, states, colonies, municipalities and other organizations; to receive, collect and dispose of interest, dividends, and income upon, of or from any of the foregoing and any other property held or owned by it and to exercise any and all rights and privileges of individual ownership or interest in respect of any and all such shares or other securities or obligations, including the right to vote thereon for any and all purposes, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value thereof, and to guarantee the same or become surety in respect thereto, and to aid by loan, subsidy, guarantee or otherwise, those issuing, creating or responsible for the same.

          (2) To undertake and carry out the financing, financial adjustment, reorganisation, consolidation, merger and liquidation of any corporation or of any undertaking, business, affairs or interests and to transact any business necessary or convenient relating or incident thereto.

          (3) In particular, to acquire all the outstanding shares of stock of The Madison Securities Company, a corporation of the State of Ohio, and/or its assets, properties and business and to that end to enter into with it, or its shareholders, or to adopt at one time or from time to time, any plan or plans of reorganization or liquidation of it, and/or exchanges of stock of this corporation for stock or assets, properties or business of said The Madison Securities Company.

          (4) To enter into, assist, promote, conduct, perform, or participate in, every kind of commercial, mercantile or industrial enterprise, business, or work, contract, undertaking, venture or operation.

          (5) To purchase or otherwise acquire, take over, hold, sell, liquidated, or otherwise dispose of, the real estate, plants, equipment, inventory, merchandise, materials and other assets, shares, goodwill, rights, franchises, patents, trade-marks and trade names and other properties of domestic or foreign corporations, firms, associates, syndicates, individuals, and others; to continue, alter, extend, or develop, their business, assume their liabilities, guarantee or become surety for the performance of their obligations; reorganise their capital, and participate in any way in their affairs; to take over as a going concern and continue, in its own name, any business so acquired, and to pay for any such business or properties in cash, shares, bonds, debentures, securities, or obligations of this Corporation, or otherwise.

          (6) To apply for, obtain, register, purchase, lease or otherwise acquire, and to hold, own, use, exercise, develop, operate and introduce, and to sell, assign, grant licenses in respect of, or otherwise dispose of, any patents and inventions, improvements and processes used in connection with or secured under Letters Patent of the United States or any dependency, colony or insular possession of the United States or of any foreign government, trade-marks and trade names, and to acquire, use, exercise, or otherwise turn to gain licenses in respect of any such patents, inventions, processes and the like, or any such property rights.

          (7) To purchase, hold, reissue, sell, exchange or otherwise deal in its own securities, including shares of its capital stock of any class, as and to the extent now or from time to time permitted by the laws of the State of Delaware; but nothing herein contained shall be construed as limiting or restricting the exercise of any lawful rights or powers of the corporation in respect of the purchase of preferred share out of its capital, and retirement of such shares.

          (8) To carry on any or all of its operations and business and to promote its objects within the State of Delaware or elsewhere, without restriction as to place or amount.

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

     The purposes specified in any clause or paragraph contained in this Article Third shall be deemed to be independent purposes, and shall not be limited or restricted by reference to or inference from the terms of any other clause or paragraph of this Certificate of Incorporation.

     FOURTH:   The total number of shares which may be issued by the corporation is Three Hundred Fifty-two Thousand (352,000), consisting of One Hundred Two Thousand (102,000) Preferred Shares with a par value of One Hundred Dollars ($100.00) each, and Two Hundred Fifty Thousand (250,000) common shares with a par value of Ten Dollars ($10.00) each.

     (1) The holders of Preferred Shares shall be entitled to receive dividends thereon at the rate of three (3) per centum per annum, and no more, payable periodically or in one payment, as the Board of Directors may from time to time determine. In any calendar year said preferred dividends at said rate shall be declared, and paid or provision for the payment thereof made, before any dividend or other distribution shall be declared, set apart or paid on the common shares; but said preferred dividends shall not be cumulative and if the full amount thereof is not declared in any calendar year, the right of the holders of Preferred Shares to receive the deficiency thereof shall lapse.
After the full preferred dividends above specified have been declared in any calendar year and payment thereof has been made or provided for, the holders of Preferred Shares shall not, as such, be entitled to receive or to participate in any further or additional dividends or distributions declared, set apart or paid during each year.

     (2) Preferred Shares shall be preferred as to assets as well as to dividends. Upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive and be paid the sum of One Hundred Dollars ($100.00) per share, plus an amount equal to all preferential dividends thereon which have been

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

declared and remain unpaid, but no more, before any distribution shall be made to the holders of common shares. After payment of the full preferential amounts aforesaid, the holders of Preferred Shares shall not as such be entitled to any other part of or participation in the assets of the corporation.

     (3) The holders of Preferred Shares shall not as such have any interest, right or participation in or to the assets or earnings of the corporation except as hereinabove stated.

     (4) The corporation may at its option to be exercised by its Board of Directors, at any time and from time to time, redeem the whole or any part of the Preferred Shares at a price equal to One Hundred Two Dollars ($102.00) per share plus the amount of all preferential dividends thereon which shall have been declared and remain unpaid on the date fixed for redemption. If at any time less than all of the Preferred Shares outstanding shall be called for redemption, the Board of Directors may select the shares to be redeemed by lot or otherwise, as in their discretion they may determine. Such redemption need not in any case be pro rata, and the Board of Directors may call for redemption all or any part of the Preferred Shares of any holder.

     Notice of any proposed redemption of Preferred Shares stating the date of redemption and the place of payment of the redemption price shall be given by mailing a copy of such notice at least thirty (30) days prior to the date fixed for redemption to the holders of the shares to be redeemed at their respective addresses as the same appear upon the books of the corporation. If such notice of redemption shall have been duly given, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside so as to be available therefor, then, notwithstanding that any certificate for Preferred Shares so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, and the right to receive dividends thereon and all other rights with respect to such Preferred Shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest.

     Subject to the limitations and provisions of this ARTICLE FOURTH, the Board of Directors may prescribe the manner, terms and conditions upon which Preferred Shares shall be called for redemption or redeemed.

     FIFTH: The amount of capital with which the corporation will commence business is One Thousand Dollars ($1,000.00).

     SIXTH: The name and place of residence of each of the incorporators are as follows:

               Names                               Addresses
               -----                               ---------

          L. E. Gray                         Wilmington, Delaware
          -----------------------            ----------------------------------

          L. H. Herman                       Wilmington, Delaware
          -----------------------            ----------------------------------

          Walter Lens                        Wilmington, Delaware
          -----------------------            ----------------------------------

     SEVENTH:  The corporation is to have perpetual existence.

     EIGHTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     NINTH: (1) The stockholders and directors of the corporation shall have power, if the By-Laws so provide, to hold their meetings either within or without the State of Delaware, and to have one or more offices and places of business either within or without the State of Delaware in addition to the principal office in Delaware.

     (2) Each holder of record of shares, whether preferred or common, shall be entitled to one vote for each share standing in his name on the books of the corporation, at all meetings of stockholders and for all purposes; subject, nevertheless, to the right of the Board of Directors to close the stock transfer books of the corporation prior to any meeting, or to fix in advance a record date for the determination of stockholders entitled to notice of, or to vote at, any meeting, or to consent, for any purpose.

     (3) An election of directors need not be by ballot unless requested by a stockholder entitled to vote at the election.

     TENTH: No holder of shares of the corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class whatsoever now or hereafter authorized, or to purchase or subscribe for securities convertible into or exchangeable for shares of the corporation, or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares; and the holders of shares of the corporation, of any class, shall have only such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the Board of Directors in its discretion may from time to time determine.

     ELEVENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

         (1) Subject to any limitations that may be imposed by the stockholders, to make, alter, amend and repeal by-laws of the corporation, but any by-laws made by the Board of Directors or stockholders may be altered, amended or repealed by the stockholders at any annual meeting, or at any special meeting, the notice of which includes notice of such proposed alteration, amendment or repeal.

         (2) To fix and determine, and to vary the amount of working capital of the corporation; to determine whether any, and if any, what part, of its net assets or surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to stockholders, to use and apply such net assets or surplus, or any part thereof, at any time or from time to time, in the purchase or acquisition of shares of any class, to such extent or amount and in such manner and upon such terms as the Board of Directors shall deem expedient.

         (3) Without the assent or vote of the stockholders, to borrow money without limit as to amount, to authorize and issue obligations of the corporation, secured or unsecured, upon such terms and conditions as the Board of Directors shall deem expedient, and to authorize the mortgaging or pledging as security therefor of any property of the corporation, real or personal, including after acquired property.

         (4) From time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, accounts, books and records of the corporation (except such as may by the Delaware Corporation law be specifically made open to inspection ), or any of them, shall be open to the inspection of stockholders.

     TWELFTH: A director of this corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction or contract or act of this corporation be void or voidable, or in any way affected or invalidated, by reason of the fact that any director or any firm of which any director is a member, or any corporation of which any director is a shareholder or director, is in any way interested in such transaction or contract or act, provided the fact that such director, or such firm, or such corporation, is so interested, shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be liable to account to the corporation for any gains or profits realized by or from or through any such transaction or contract or act of this corporation, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is a shareholder or director, is interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction or act, and may vote to authorize, ratify or approve any such contract or transaction or act with like force and effect as if he, or any firm of which he is a member, or any corporation of which he is a shareholder or director, were not interested in such transaction or contract or act.

     THIRTEENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Law; and all rights conferred on officers, directors and stockholders herein are granted subject to this reservation.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that the facts herein stated are true; and accordingly hereto have set our respective hands and seals this 18th day of November, 1938.

                              L.E. GRAY                         (SEAL)
                              ----------------------------------
                              L.H. HERMAN                       (SEAL)
                              ----------------------------------
                              WALTER LENZ                       (SEAL)
                              ----------------------------------

In the presence of :
Harold E. Grantland



STATE OF DELAWARE        )
                         ) ss.
COUNTY OF NEW CASTLE     )

     Before me, a notary public in and for the county and state aforesaid, personally appeared L. E. Gray, L. H. Herman, and Walter Lenz, all of the incorporators in the foregoing Certificate of Incorporation, known to me personally to be such, each of whom acknowledged the signing of the said Certificate to be his own free act and deed, and that the facts therein stated are truly set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 18th day of November, 1938.


                                        ________________________________________
                                        Notary Public; County of New Castle
                                               State of Delaware



Harold E. Grantland
Notary Public
Appointed Jan. 11, 1937
State of Delaware   Term Two Year

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